NUVEEN Exchange-Traded Funds

NOVEMBER 30, 1999

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NPG
Georgia

NMY
Maryland

NNC
North Carolina

NPV
Virginia

Photo of: Two men standing by a horse.

Highlights
As of November 30, 1999



Credit Quality                     Performance Highlights


Nuveen Georgia Premium Income Municipal Fund (NPG)
                                   o Taxable-equivalent yield on share price
                                     of 9.08% *
                                   o Has provided steady or increasing tax-free
                                     dividends for 58 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                63%
AA                                 19%
A                                  18%


Nuveen Maryland Premium Income Municipal Fund (NMY)
                                   o Taxable-equivalent yield on share price
                                     of 9.25% *
                                   o Has provided steady or increasing tax-free
                                     dividends for 70 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                61%
AA                                 18%
A                                  13%
BBB/NR                              8%


Nuveen North Carolina Premium Income Municipal Fund (NNC)
                                   o Taxable-equivalent yield on share price
                                     of 9.15% *
                                   o Has provided steady or increasing tax-free
                                     dividends for 58 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                32%
AA                                 39%
A                                  17%
BBB/NR                             12%


Nuveen Virginia Premium Income Municipal Fund (NPV)
                                   o Taxable-equivalent yield on share price
                                     of 9.11% *
                                   o Has provided steady or increasing tax-free
                                     dividends for 78 consecutive months

                                   Past performance is not predictive of future results

Pie Chart:
AAA/U.S. Guaranteed                49%
AA                                 26%
A                                  17%
BBB/NR                              8%




   Contents
 1 Dear Shareholder
 4 NPG Commentary and Overview
 7 NMY Commentary and Overview
10 NNC Commentary and Overview
13 NPV Commentary and Overview
16 Portfolio of Investments
30 Statement of Net Assets
31 Statement of Operations
32 Statement of Changes in Net Assets
34 Notes to Financial Statements
38 Financial Highlights
40 Build Your Wealth Automatically
41 Fund Information

* For investors in the 31% federal plus applicable state income tax bracket. See your fund's Performance Overview in this report for more information.

Photo of: Timothy R. Schwertfeger
          Chairman of the Board


Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I am pleased to report to you on the performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past six months, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
The U.S. economy enjoyed its ninth consecutive year of continuous expansion, characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of economic expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. As investors watched and reacted to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier. At its November meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings. In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation-fighting into voting slots. This could tilt policy toward further rate increases in the new year.

MUNICIPAL BOND PERFORMANCE
Over the past fiscal year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of November 1999, long-term municipal yields, represented by the Bond Buyer 20, were 98% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds - even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we saw the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. Municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, tended to enhance the attractiveness of the municipal bonds that were brought to market. We anticipate that demand from individual investors will strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should enable us to have excellent access to bond offerings that have the potential to add value for our shareholders.

A BALANCED PORTFOLIO: ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors today, your goals for investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds for investors in high tax brackets. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio. It is important to

Sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

note, however, that the past results mentioned in our example relate to bond indexes and not to any particular product. In addition, they do not necessarily predict future performance.

NUVEEN FUNDS: AN ANSWER TO YOUR INVESTMENT NEEDS

In light of the recent shifts in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can add diversification to your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and gain exposure to the different types of investments that can enhance your potential for success. Your adviser can also establish a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

WELCOME TO THE NEW MILLENNIUM
During 1999, Nuveen committed significant resources - both financial and personal - to ensuring that the transition to the year 2000 caused no disruptions for our shareholders. Our preparations included advance testing of all critical operating systems and careful review of each municipal issuerY2K compliance, with special attention to the largest and more volatile holdings in our Funds' portfolios. We were assisted in our efforts by securities industry oversight organizations, including the Securities Industry Association, the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, as well as rating agencies and insurance companies. As a result, we were fully prepared for the transition, from an operational as well as an investment perspective. As expected, the Y2K transition was a non-event for our company and our shareholders as well as throughout the general economy. The diligence of the financial industry as a whole in dealing with the Y2K transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 18, 2000

Nuveen Georgia Premium Income Municipal Fund
Portfolio Manager's Comments

Portfolio manager Tom O'Shaughnessy discusses the market environment in Georgia, fund performance, and the key strategies used to manage the Nuveen Georgia Premium Income Municipal Fund (NPG). Tom, who has more than 16 years of experience as an investment professional at Nuveen, has managed NPG since July 1998.


WHAT FACTORS AFFECTED GEORGIA'S ECONOMY DURING THE 12 MONTHS ENDED NOVEMBER 30,1999?
   The state continued to actively pursue jobs in the high-tech sector, making Georgia one of the fastest growing technology states in the country, according to the Associated Press. Since 1990, the state has added more than 45,000 new tech jobs. This growth in tech jobs should translate to higher incomes, since recent statistics show that high-tech workers earned 79% more than the state's other private sector workers. Overall, Georgia ranked tenth in high-tech employment in the U.S., according to the American Electronics Association. In November 1999, unemployment in the state was 3.6%, down from 4.0% in November 1998 and below the current national average of 4.1%. While tight labor markets in other states threatened to dampen economic growth, Georgia's rapid population growth served to offset the state's low unemployment numbers and prevent labor shortages.
   Since March 1991, when the current economic expansion began, Georgia's economy has grown by more than 50%. While expectations are that the state will continue to have one of the fastest growing economies in the U.S., projections for 2000 call for a slight slowing from the rapid pace of 1998 and 1999, due to a squeezed infrastructure and relatively weaker educational system. However, Georgia is still expected to outperform the national growth average by a wide margin, based on strong growth in personal income, rapid population growth, and low unemployment. The state currently has one of the highest population growth rates in the nation, with growth projections of twice the national rate in 2000. Much of the surge in the state's population is the result of the growth of Atlanta, which is expected in 2000 to be among the fastest growing metropolitan areas, with a population of more than 1 million.

HOW DID THESE EVENTS IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN GEORGIA?
   Compared with the first 11 months of 1998, municipal issuance in Georgia fell 11% through November 1999, for a total issuance of $5 billion. Despite this decline, the availability of state paper compared favorably with the national supply, which dropped just over 20% from 1998 levels. The most recent six months, however, saw a sharper decline in state issuance, due partially to the fact that figures for the previous six months were inflated by the $1.1 billion Atlanta water and sewer deal that came to market in March 1999. The market is also still awaiting a major bond project involving Hartsfield International Airport.
   In a high-grade state such as Georgia, demand for bonds issued within the state usually exceeds the available supply, which can be limited at times. While demand for Georgia paper on the part of individual investors remained relatively steady over the past year, it failed to keep pace with supply, especially given the burst of issuance in the first half of 1999. This, in turn, had a negative impact on the prices of bonds issued by Georgia municipalities.

GIVEN THAT NPG'S PRIMARY OBJECTIVE IS TO PROVIDE STABLE, ATTRACTIVE TAX-EXEMPT INCOME, HOW DID THESE FACTORS AFFECT THE FUND'S DIVIDEND?
   During the past year, good call protection, dividend management strategies, and the prudent use of leverage, helped support NPG's dividend and shield the income of this fund from erosion. As a leveraged fund, NPG issues MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually (but not always) lower than long-term rates. The proceeds from these preferred shares are then used to buy additional long-term bonds for the Fund's portfolio. These bonds can generate additional net income for the common shareholders, but leverage will increase NAV volatility.
   As of November 30, 1999, NPG had provided shareholders with 58 consecutive months of steady or increasing dividends. At the end of November, the market yield on the Fund was a competitive 5.90%, equivalent to a taxable yield1 of 9.08% for investors in the combined 35% federal and state income tax bracket.

OVERALL, HOW DID NPG PERFORM OVER THE PAST YEAR?
   For the 12 months ended November 30, 1999, NPG produced a total return on net asset value (NAV) of -6.40%, providing a taxable-equivalent total return1 of -3.40% for shareholders in the combined 35% federal and state income tax bracket. By comparison, the Lehman Brothers Municipal Bond Index2 posted a one-year total return of -1.07%, while the Fund's Lipper Peer Group3 had a one-year return of -5.11%, as of November 30, 1999.
   The underperformance of NPG's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration4. As of November 30, 1999, NPG's leverage-adjusted duration was 13.98, compared with the Lehman Index's 7.50. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, a long duration can make the fund's NAV more vulnerable to price declines (when market yields rise, bond values fall). For the 12


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 35%, while the taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%.
2 NPG's performance is compared with that of the Lehman Brothers Municipal Bond
  Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.
3 The total return for NPG is compared with the average annualized return of the 17 funds in the Lipper Other States Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

months beginning December 1998 and ending November 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.25% to 6.14%. This meant that funds with longer durations, like NPG, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index.
   Over the past 12 months, NPG's duration lengthened from 9.80 due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Fund by providing attractive yields and better call protection. The Fund's longer duration should help position NPG to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
   In 1999, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end.
   All of these factors negatively impacted the market demand for exchange-traded funds such as NPG. This resulted in a decline in the Fund's share price. Since the prevailing interest rate environment in November 1999 was higher than that of a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. The supply/demand imbalance in Georgia also hurt the prices of the bonds held by NPG. As a result of these factors, NPG saw its premium (share price above NAV) narrow.


             Premium6        Total Return on Share Price
        ------------------   ---------------------------
                             1-Year Ended       Taxable-
        11/30/98 11/30/99        11/30/99    Equivalent1
        -------- --------    ------------    -----------
NPG        9.85%    3.77%         -12.03%         -9.32%
        -------- --------    ------------    -----------



Past performance is not predictive of future results.

For additional information on NPG, see its Performance Overview in this report.


WHAT KEY STRATEGIES WERE USED TO MANAGE NPG DURING THE PERIOD COVERED BY THIS REPORT?
   In addition to trying to provide a stable, tax-free dividend, NPG was also managed with the goals of supporting and strengthening its long-term dividend-paying capabilities and enhancing the Fund's tax efficiency by offsetting potential capital gains with capital losses.
   In the area of bond calls, NPG currently provides excellent levels of protection, with only 5% of its portfolio subject to calls over the next two years. This should provide additional protection and stability for the Fund's dividend over this period. To reduce the effect of calls, we continuously work on strategies designed to enhance call protection. In addition, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases should also benefit the Fund by extending call protection. Given the current level of bond yields, we have been evaluating suitable replacements for older bonds, focusing on undervalued bonds that have the potential to support the Fund's dividend and enhance portfolio structure. This should enable the Fund to continue providing competitive levels of dividends for shareholders.
   Among the areas where we found value during the past year was the utilities sector, where we increased our allocation from 7% to 13% over the past 12 months. The utilities sector is a dynamic and volatile area of the market that has been beset with concerns about deregulation and profitability. This has created credit and rating pressures for certain organizations and caused some investors to avoid the sector entirely. Since one of Nuveen's strategies is to try and discover value in sectors and bonds that have been overlooked by the rest of the market, the utilities sector has been an area where Nuveen research and our prudent investment approach have enabled us to find and exploit opportunities that can add value for our shareholders. As credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened, we have been rewarded with higher yields for assuming the incremental risk associated with this sector.
   Enhanced tax efficiency has also been an increasing focus for us over the past six months, as the rising interest rate environment offered opportunities to benefit the Fund through active trading. The strategy we employed involved selling selected bonds that were trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - increased the net earnings of the Fund. If current market conditions persist, we will continue to focus on implementing this strategy.
   NPG offers excellent credit quality, with 82% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of November 1999. The Fund currently holds no BBB or non-rated bonds, which are rarely found in the Georgia market.

WHAT IS NUVEEN'S OUTLOOK FOR NPG?
   In the months ahead, we will try to take advantage of the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend-paying capabilities of the fund. Nuveen Research will help us explore opportunities in all areas of the market to maintain the Fund's diversification. As an experienced investment manager knowledgeable about the unique aspects of the Georgia municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and seeking to capitalize on them to the benefit of shareholders.


1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%.
5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.
6 A fund's premium represents the percentage difference between the fund's share price and its net asset value (NAV).

Nuveen Georgia Premium Income Municipal Fund
Performance Overview
As of November 30, 1999

NPG

Portfolio Statistics
Inception Date                                5/93
--------------------------------------------------
Share Price                                $13 5/8
--------------------------------------------------
Net Asset Value                             $13.13
--------------------------------------------------
Market Yield                                 5.90%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          8.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.08%
--------------------------------------------------
Fund Net Assets ($000)                     $76,997
--------------------------------------------------
Effective Maturity (Years)                   19.93
--------------------------------------------------
Leverage-Adjusted Duration                   13.98
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -12.03%        -6.40%
--------------------------------------------------
5-Year                        10.82%        10.28%
--------------------------------------------------
Since Inception                4.00%         4.63%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -9.32%        -3.40%
--------------------------------------------------
5-Year                        14.04%        13.45%
--------------------------------------------------
Since Inception                7.03%         7.67%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Tax Obligation/Limited                         16%
--------------------------------------------------
Housing/Multifamily                            13%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
12/98                      0.067
1/99                       0.067
2/99                       0.067
3/99                       0.067
4/99                       0.067
5/99                       0.067
6/99                       0.067
7/99                       0.067
8/99                       0.067
9/99                       0.067
10/99                      0.067
11/99                      0.067


Line Chart:
Share Price Performance
12/1/98                    16.31
                           16.19
                           16.19
                           16.13
                           16.13
                           16
                           16
                           15.94
                           16.06
                           16.19
                           16.19
                           16.31
                           16.25
                           16.38
                           16.25
                           16.25
                           16.3125
                           16.31
                           16.5
                           16.63
                           16.5
                           16.25
                           16.13
                           16.25
                           16.13
                           16.13
                           16.19
                           16.06
                           16.19
                           16.25
                           16.25
                           16.19
                           16
                           15.94
                           15.31
                           15.13
                           15.31
                           15.38
                           14.88
                           14.63
                           14.56
                           14.56
                           14.19
                           14.06
                           14
                           13.94
                           13.63
                           13.75
                           13.63
11/30/99                   13.625

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Maryland Premium Income Municipal Fund
Portfolio Manager's Comments
Portfolio manager Paul Brennan reviews the Maryland municipal market, recent fund performance, and the outlook for the Nuveen Maryland Premium Income Municipal Fund (NMY). Paul has more than eight years of experience as an investment professional, starting at Flagship in 1991 and joining Nuveen in 1997 after Nuveen acquired Flagship. Paul assumed portfolio management responsibility for NMY in August 1999.

WHAT FACTORS AFFECTED MARYLAND'S ECONOMY DURING THE 12 MONTHS ENDED NOVEMBER 30, 1999?
   The current status of Maryland's economy rivals that of any over the past 20 years, due to accelerated job growth and strong income gains. Recent employment growth is characterized as more stable than that of the mid-1980s, the last time the state experienced significant growth. For November 1999, unemployment in Maryland was 3.4%, down from 4.2% in November 1998 and lower than the current national average of 4.1%. Based on its proximity to national laboratories and major research institutions, the state is experiencing good growth in high-technology jobs. The higher levels of education in the state have also helped in this area. Projections for 2000 call for the state's economy to grow at a faster rate than the national economy.
   Of special interest was Maryland's healthcare sector, which operates in a regulated environment. Over the next year, healthcare reimbursements in the state are slated to decline by 1%. This may add to the troubles of many healthcare providers, especially those in the state's urban areas.

HOW DID THESE EVENTS IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN MARYLAND?
   For the first 11 months of 1999, municipal issuance in Maryland totaled $2.2 billion, reflecting a decline of 29% from 1998 levels. By comparison, national municipal supply fell just over 20% during the same period. Some of this decline
- both statewide and nationally - can be attributed to a drop-off in refunding activity, which is typical in a rising interest rate environment. Credit quality in Maryland remained high, with the majority of bonds issued by the state and counties rated AA or better.
   Demand for Maryland paper continued to be strong, as affluent individual investors took advantage of the tax-exempt provisions offered by municipal bonds. During 1999, additional demand was driven by investors who actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market.

GIVEN THAT NMY'S PRIMARY OBJECTIVE IS TO PROVIDE STABLE, ATTRACTIVE TAX-EXEMPT INCOME, WHAT FACTORS AFFECTED THE FUND'S DIVIDEND?
   Good call protection helped to support NMY's dividend over the past year, while specific dividend management strategies and the prudent use of leverage enabled us to increase the dividend in February 1999. NMY is a leveraged fund, which means that it issues preferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually (but not always) lower than long-term rates. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. These bonds can generate additional net income for the common shareholders, but leverage increases NAV volatility.
   When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders. While leveraged funds carry higher risk than non-leveraged funds, they are compensated for this additional risk in the form of potentially higher yields.
   As of November 30, 1999, NMY had provided shareholders with 70 consecutive months of steady or increasing dividends. At the end of November, the market yield on the Fund was a competitive 6.06%, equivalent to a taxable yield1 of 9.25% for investors in the combined 34.5% federal and state income tax bracket.

OVERALL, HOW DID NMY PERFORM OVER THE PAST YEAR?
   For the 12 months ended November 30, 1999, NMY produced a total return on net asset value (NAV) of -5.96%, providing a taxable-equivalent total return1 of -3.12% for shareholders in the combined 34.5% federal and state income tax bracket. The Fund's benchmark, the Lehman Brothers Municipal Bond Index2, posted a one-year total return of -1.07%, while the Fund's Lipper Peer Group3 had a one-year total return of -5.11%, as of November 30, 1999.
   The underperformance of NMY's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration4. As of November 30, 1999, NMY's leverage-adjusted duration was 12.66, compared with the Lehman Index's 7.50. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, a long duration can make the fund's NAV more vulnerable to price declines (when market rates rise, bond values fall). For the 12 months beginning December 1998 and ending November 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.25% to 6.14%. This meant that funds with longer durations, like NMY, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index.
   Over the past 12 months, NMY's duration lengthened from 9.59 due to market action as well as trading activity, as we tried to take advantage of the recent rise in interest rates. As part of this, we sold some bonds with shorter durations, especially those with poor call protection and those that were closer to maturity. We then reinvested the proceeds in issues with longer durations, which provided better call protection and attractive yields that helped to support the dividend. The Fund's longer duration should help position NMY to regain net asset value if the bond market recovers and interest rates decline.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 34.5%, while the taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.5% .
2 NMY's performance is compared with that of the Lehman Brothers Municipal Bond
  Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.
3 The total return for NMY is compared with the average annualized return of the 17 funds in the Lipper Other States Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.
5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
   Over the past year, concerns about rising interest rates, inflation, and the Federal Reserve's monetary policies created a negative environment in the fixed-income markets. In addition, worries about the transition to the year
2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end. All of these factors negatively impacted the market demand for exchange-traded funds such as NMY. This resulted in a decline in the Fund's share price. Since the prevailing interest rate environment in November 1999 was higher than that of a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. As a result of these factors, NMY's premium (share price above NAV) moved to a discount (share price below NAV) over the past 12 months.



       Premium/Discount6      Total Return on Share Price
       -----------------      ---------------------------
                               1-Year Ended      Taxable-
       11/30/98 11/30/99           11/30/99   Equivalent1
       -------- --------      -------------   -----------
NMY       9.72%   -2.31%            -16.56%       -13.98%
       -------- --------      -------------   -----------

Past performance is not predictive of future results.
For additional information on NMY, see its Performance Overview in this report.


WHAT KEY STRATEGIES WERE USED TO MANAGE NMY DURING THE PERIOD COVERED BY THIS REPORT?
   NMY was managed with the goals of supporting and strengthening its long-term dividend-paying capabilities, improving call protection, and enhancing the Fund's tax efficiency.
   NMY currently provides exceptional levels of call protection, with only 4% of its portfolio subject to bond calls between January 2000 and December 2002. This should result in additional protection and stability for the Fund's dividend over the next three years. At Nuveen, we continuously work on strategies designed to enhance call protection. Recently, our efforts have focused on buying bonds that help us take advantage of the higher interest rate environment. Many of these purchases have also benefited the Fund by extending call protection. This should enable the Fund to continue providing competitive levels of dividends for shareholders.
   During the past year, we found several opportunities to add to the Fund's diversification while picking up additional yield. One of these involved Baa3 rated financing for student housing at Salisbury State University provided by Collegiate Housing, a program that builds dormitories on college campuses. Another new name to the portfolio was Frederick County, where we purchased general obligation bonds offering high credit quality. We also recently added bonds issued by the government of the Virgin Islands, which offer double tax-exemption for the shareholders of state funds. These BBB- bonds provided yields that were 50 to 70 basis points higher than those typically available in the market at the time of purchase. In the multifamily housing sector, we bought AAA rated bonds for the University Landing apartment complex, which also featured above-market yields.
   Over the past six months, enhanced tax efficiency also became an increasing focus for us, as the rising interest rate environment offered opportunities to benefit the Fund through active trading. The strategy we employed involved selling selected bonds that were trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, while offering attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us a significant amount of capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - strengthened the net earnings of the Fund. If current market conditions persist, we will continue to focus on implementing this strategy.
    As of the end of November 1999, NMY offered excellent credit quality, with 79% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA. The Fund also had an 8% allocation of BBB and non-rated bonds, up from 3% in November 1998. These lower-rated bonds generally provided enhanced levels of yield and helped to support the dividend, especially as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months.

WHAT IS NUVEEN'S OUTLOOK FOR NMY?
   In general, we believe that NMY is currently well-positioned for a potential recovery in the bond market. We think our strategies can strengthen the long-term dividend-paying capabilities of the Fund. We also plan to concentrate on keeping the Fund well diversified. Implementing strategies such as these that have the potential to benefit the Fund demonstrates the value that can be added by an active bond manager such as Nuveen.



1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.5%.
6 A fund's premium/discount represents the percentage difference between the fund's share price and its net asset value (NAV).

Nuveen Maryland Premium Income Municipal Fund
Performance Overview
As of November 30, 1999

NMY

Portfolio Statistics
Inception Date                                3/93
--------------------------------------------------
Share Price                                $12 7/8
--------------------------------------------------
Net Asset Value                             $13.18
--------------------------------------------------
Market Yield                                 6.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          8.78%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.25%
--------------------------------------------------
Fund Net Assets ($000)                    $216,885
--------------------------------------------------
Effective Maturity (Years)                   17.71
--------------------------------------------------
Leverage-Adjusted Duration                   12.66
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                       -16.56%        -5.96%
--------------------------------------------------
5-Year                         8.27%         9.94%
--------------------------------------------------
Since Inception                3.10%         4.49%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -13.98%        -3.12%
--------------------------------------------------
5-Year                        11.30%        12.98%
--------------------------------------------------
Since Inception                5.98%         7.41%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      21%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Housing/Multifamily                            17%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
12/98                      0.064
1/99                       0.064
2/99                       0.065
3/99                       0.065
4/99                       0.065
5/99                       0.065
6/99                       0.065
7/99                       0.065
8/99                       0.065
9/99                       0.065
10/99                      0.065
11/99                      0.065

Line Chart:
Share Price Performance
12/1/98                    16.31
                           16.25
                           16.38
                           16.31
                           16
                           15.69
                           15.44
                           15.5
                           15.75
                           15.63
                           15.88
                           15.81
                           15.94
                           15.94
                           15.75
                           15.75
                           16
                           16
                           15.69
                           15.69
                           15.63
                           15
                           14.75
                           15.13
                           15.06
                           15.06
                           15.25
                           15
                           15
                           15.31
                           15.38
                           15.69
                           15.69
                           15.31
                           14.69
                           15
                           14.88
                           14.75
                           14.25
                           14.13
                           14.19
                           14.13
                           13.94
                           13.94
                           14.13
                           14.06
                           13.63
                           13.25
                           13.06
11/30/99                   12.875
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen North Carolina Premium Income Municipal Fund
Portfolio Manager's Comments
Portfolio manager Tom O'Shaughnessy talks about the North Carolina market, fund performance, and the key management strategies for the Nuveen North Carolina Premium Income Municipal Fund (NNC). A 16-year veteran of Nuveen, Tom has managed NNC since July 1998.

WHAT FACTORS AFFECTED NORTH CAROLINA'S ECONOMY DURING THE 12 MONTHS ENDED NOVEMBER 30, 1999?
   North Carolina continued to experience strong economic growth, with full expectations of entering its tenth consecutive year of expansion in 2000. From a sector perspective, the majority of the state's growth was produced by the FIRE (financial, insurance, and real estate), services, and agricultural areas. In 2000, job growth is expected to be led by increases in the services, FIRE, and construction industries, especially those connected with home building and repair and infrastructure repair following Hurricane Floyd. In November 1999, unemployment in the state was 3.2%, down from 3.4% in November 1998 and below the current national average of 4.1%.
   One of the major stories in North Carolina continued to involve the excessive debt loads carried by two power agencies: North Carolina Eastern Municipal Power Agency and North Carolina Municipal Power Agency #1 (Catawba). Both of the major investor-owned utilities in the state - Duke Energy and Carolina Power and Light
- have offered to allow the statewide assessment of a stranded cost charge in order to pay down these debt loads. In return, the utilities would require the right to take over the agencies' assets. This raises the possibility that outstanding bonds issued by the agencies could be escrowed or pre-refunded, which would result in upgrades to AAA. While the situation remains under discussion, the utilities' offer represents the first workable solution to a potential crisis in some time.
   In the North Carolina healthcare sector, despite Medicare cuts that have impacted the state's academic medical centers and large healthcare systems, the strong state economy and positive demographic trends have produced a more favorable environment for providers than that seen in other states.

HOW DID THESE EVENTS IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN NORTH CAROLINA?
   Total municipal issuance in North Carolina for the first 11 months of 1999 was $3.4 billion, down 29% from 1998 levels, largely due to higher interest rates. The state's decreased issuance compares with a decline of just over 20% in the national municipal supply for the same period. However, over the past two months (October and November 1999), issuance activity increased, as North Carolina issuers sought to avoid potential problems associated with the transition to the year 2000. On a statewide basis, North Carolina provides excellent oversight of issuance by municipalities, with all debt and offering documentation approved by a state board.
   Demand for North Carolina paper was fairly steady over the past year, especially from individual investors who actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market. However, demand could not keep pace with the burst in issuance of the past few months. This situation was further exacerbated by weakened demand from institutional investors due to events outside the municipal market that limited the cashflow available for bond purchases. Insurance companies, which have historically been major institutional buyers of municipal bonds, were especially hard hit by claims from natural disasters and further hampered by price cutting on insurance premiums in the property casualty sector, which hurt earnings. With the number of North Carolina issuers that pushed deals into 1999 to avoid any potential problems related to the Y2K transition, we expect the supply/demand imbalance to reverse itself in 2000.

GIVEN THAT NNC'S PRIMARY OBJECTIVE IS TO PROVIDE STABLE, ATTRACTIVE TAX-EXEMPT INCOME, WHAT FACTORS AFFECTED THE FUND'S DIVIDEND?
   During the past year, good call protection, specific dividend management strategies, and the prudent use of leverage helped support NNC's dividend and shield the income of this fund from erosion. As of November 30, 1999, NNC had provided shareholders with steady or increasing dividends for 58 consecutive months. At the end of November, the market yield on the Fund was a competitive 5.81%, equivalent to a taxable yield1 of 9.15% for investors in the combined 36.5% federal and state income tax bracket.
   As a leveraged fund, NNC issues MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually (but not always) lower than long-term rates.The proceeds from these preferred shares are used to buy additional long-term bonds for the Fund's portfolio. These bonds can generate additional net income for the common shareholder, but leverage will increase NAV volatility.

OVERALL, HOW DID NNC PERFORM OVER THE PAST YEAR?
   For the 12 months ended November 30, 1999, NNC produced a total return on net asset value (NAV) of -6.98%, providing a taxable-equivalent total return1 of -3.78% for shareholders in the combined 36.5% federal and state income tax bracket. By comparison, the Lehman Brothers Municipal Bond Index2 posted a one-year total return of -1.07%, while the Fund's Lipper Peer Group3 had a one-year total return of -5.11%, as of November 30, 1999.
   The underperformance of NNC's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration4. As of November 30, 1999, NNC's leverage-adjusted duration was 14.16, compared with the Lehman Index's 7.50. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, a long duration can make the fund's NAV more vulnerable to price declines (when market yields rise, bond values fall). For the 12 months beginning December 1998 and ending November 1999,


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 36.5%, while the taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36.5%.
2 NNC's performance is compared with that of the Lehman Brothers Municipal Bond
  Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.
3 The total return for NNC is compared with the average annualized return of the 17 funds in the Lipper Other States Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

the yield on the Bond Buyer Revenue Bond Index5 rose from 5.25% to 6.14%. This meant that funds with longer durations, like NNC, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index.
   Over the past 12 months, NNC's duration lengthened from 8.73 due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Fund by providing attractive yields and better call protection. NNC's longer duration should help position the Fund to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
   In 1999, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end.
   All of these factors negatively impacted the market demand for exchange-traded funds such as NNC. This resulted in a decline in the Fund's share price. Since the prevailing interest rate environment in November 1999 was higher than that of a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. The value of the bonds held by NNC was also impacted by the supply/demand imbalance in North Carolina. As a result of these factors, NNC saw its premium (share price above NAV) narrow.


             Premium6       Total Return on Share Price
        ------------------  ---------------------------
                              1-Year Ended     Taxable-
         11/30/98 11/30/99        11/30/99  Equivalent1
        --------  --------    ------------  -----------
NNC       13.37%     7.79%         -12.08%       -9.27%
        --------  --------    ------------  -----------

Past performance is not predictive of future results.
For additional information on NNC, see its Performance Overview in this report.

WHAT KEY STRATEGIES WERE USED TO MANAGE NNC DURING THE PERIOD COVERED BY THIS REPORT?
   NNC was managed with the goals of supporting and strengthening its long-term dividend-paying capabilities and enhancing the Fund's tax efficiency by offsetting potential capital gains with capital losses.
   Over the next two years, NNC offers excellent levels of call protection, with only 2% of its portfolio subject to bond calls in 2000 and 2001. This should mean additional protection and stability for the Fund's dividend during this period. To reduce the effect of calls, Nuveen continuously works on strategies designed to enhance call protection. Given the current level of bond yields, we have been active buyers of bonds that benefit the Fund through higher interest rates as well as extended call protection. We have also been evaluating suitable replacements for older bonds, focusing on undervalued bonds that have the potential to support the Fund's dividend and enhance portfolio structure. In this way, the Fund should be able to continue providing competitive levels of dividends for shareholders.
   Among the areas where we found value during the past year was the single family housing sector, which offered high-quality opportunities to increase the Fund's income. Over the past 12 months, we increased our exposure to this sector from 11% to 19%. NNC also maintained its allocation of 17% in the healthcare sector and increased its allocation to 12% in utilities, two dynamic and volatile areas of the market that have been beset with concerns about deregulation and profitability. This has created credit and rating pressures for certain organizations and caused some investors to try and avoid these sectors entirely. Since one of Nuveen's strategies is to try and discover value in sectors and bonds that have been overlooked by the rest of the market, the healthcare and utilities sectors have been areas where Nuveen research and our prudent investment approach have enabled us to find and exploit opportunities that can add value for our shareholders.
   Enhanced tax efficiency also became an increasing focus for us over the past six months, as the rising interest rate environment offered opportunities to benefit the Fund through active trading. The strategy we employed involved selling selected bonds that were trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - increased the net earnings of the Fund. If current market conditions persist, we will continue to focus on implementing this strategy.
   NNC offers excellent credit quality, with 71% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of November 1999. The Fund also had a substantial allocation (12%) of BBB and non-rated bonds. Over the past year, we reduced our exposure to AAA/U.S. guaranteed bonds and increased our allocation of BBB and non-rated bonds in order to take advantage of widening credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality). In return for assuming the incremental risk associated with lower-rated issues, these bonds generally provided enhanced levels of yield and helped support the Fund's dividend. Shareholders can be assured that the creditworthiness of all issuers is subject to Nuveen's stringent review process before bonds are purchased for the Fund's portfolio.

WHAT IS NUVEEN'S OUTLOOK FOR NNC?
   In the months ahead, we will try to take advantage of the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend-paying capabilities of the fund. Our Nuveen Research capabilities will help us explore opportunities in all areas of the market to maintain the Fund's diversification. As an experienced investment manager knowledgeable about the unique aspects of the North Carolina municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and seeking to capitalize on them to the benefit of shareholders.

1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36.5%.
5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.
6 A fund's premium represents the percentage difference between the fund's share price and its net asset value (NAV).

Nuveen North Carolina Premium Income Municipal Fund
Performance Overview
As of November 30, 1999

NNC

Portfolio Statistics
Inception Date                                5/93
--------------------------------------------------
Share Price                              $13 15/16
--------------------------------------------------
Net Asset Value                             $12.93
--------------------------------------------------
Market Yield                                 5.81%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          8.42%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.15%
--------------------------------------------------
Fund Net Assets ($000)                    $127,862
--------------------------------------------------
Effective Maturity (Years)                   20.15
--------------------------------------------------
Leverage-Adjusted Duration                   14.16
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -12.08%        -6.98%
--------------------------------------------------
5-Year                         9.47%        10.08%
--------------------------------------------------
Since Inception                4.24%         4.27%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -9.27%        -3.78%
--------------------------------------------------
5-Year                        12.80%        13.47%
--------------------------------------------------
Since Inception                7.39%         7.50%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Housing/Single Family                          18%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
12/98                      0.066
1/99                       0.066
2/99                       0.066
3/99                       0.066
4/99                       0.066
5/99                       0.066
6/99                       0.066
7/99                       0.066
8/99                       0.075
9/99                       0.075
10/99                      0.075
11/99                      0.075



Line Chart:
Share Price Performance
12/1/98                    16.75
                           16.44
                           16.38
                           16.63
                           16.5
                           16.19
                           15.94
                           15.94
                           16.13
                           15.94
                           15.94
                           16.06
                           16.13
                           15.94
                           16.25
                           16.25
                           16.25
                           16.06
                           16.19
                           16.25
                           16.25
                           15.94
                           15.69
                           15.69
                           15.75
                           15.5
                           15.63
                           15.69
                           15.75
                           15.81
                           15.75
                           15.63
                           15.69
                           15.88
                           15.44
                           15.5
                           15.81
                           15.69
                           15.38
                           15.06
                           15.19
                           15.06
                           14.63
                           14.5
                           14.5
                           14.56
                           14.31
                           14.25
                           14.19
11/30/99                   13.9375
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Virginia Premium Income Municipal Fund
Portfolio Manager's Comments
Portfolio manager Paul Brennan discusses the municipal market environment in Virginia, fund performance, and the outlook for the Nuveen Virginia Premium Income Municipal Fund (NPV). Paul, who has more than eight years of experience as an investment professional, started at Flagship in 1991 and joined Nuveen in 1997 after Nuveen acquired Flagship. He has managed NPV since August 1999.


WHAT FACTORS AFFECTED VIRGINIA'S ECONOMY DURING THE 12 MONTHS ENDED NOVEMBER 30, 1999?
   The state of Virginia reported solid economic performance in 1999, helped by strong consumer confidence, rising personal income, and strong retail sales. Job growth over the past 12 months continued to diversify away from the historic reliance on the federal government to a greater representation by the technology, business, and service sectors. The state's proactive pursuit of high-tech companies has helped attract several major high-tech firms. For example, America Online, Oracle, and Motorola all have a significant presence in Virginia. For November 1999, unemployment in the state was 2.8%, down from 2.9% in November 1998 and sharply lower than the current national average of 4.1%. According to Moody's Investors Service, Virginia ranks 13th among the states in terms of personal income, with per capita income at 104% of the U.S. average. In 2000, economic growth is expected to continue, although at a slightly slower pace. Although the state's low unemployment has not yet had a negative effect on economic growth, the tight labor markets could eventually dampen future growth.
   Based on its strong economic performance, Virginia is generally regarded as a higher credit quality state. Of special interest are the state-sponsored programs that enable smaller issuers to pool financing needs into larger bond issues. These bonds are generally issued through a Virginia state authority and often carry enhancements provided by the state.

HOW DID THESE EVENTS IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN VIRGINIA?
   For the first 11 months of 1999, municipal issuance in Virginia totaled $3.7 billion, down 30% from the same period in 1998. By comparison, municipal supply across the nation fell just over 20% during this time. Despite the overall decline in 1999, the state saw increased issuance activity in the second half of the year, with new supply up 20% over the previous six months. Some of this increase may have been due to issuers' desire to avoid potential Y2K problems by accelerating the year's issuance calendar.
   Demand for Virginia paper remained high throughout 1999, as affluent individual investors took advantage of the tax-exempt income offered by municipal bonds.

GIVEN THAT NPV'S PRIMARY OBJECTIVE IS TO PROVIDE STABLE, ATTRACTIVE TAX-EXEMPT INCOME, WHAT FACTORS AFFECTED THE FUND'S DIVIDEND?
   As of November 30, 1999, NPV had provided shareholders with steady or increasing dividends since its inception, or 78 consecutive months. During the past year, specific dividend management strategies and the prudent use of leverage enabled us to increase the Fund's dividend in May 1999. As a leveraged fund, NPV issues MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually (but not always) lower than long-term rates. The proceeds from these preferred shares are used to buy additional long-term bonds for the Fund's portfolio, which can generate additional income for the common shareholders, but leverage increases NAVvolatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders. While leveraged funds carry higher risk than non-leveraged funds, they are compensated for this additional risk in the form of potentially higher yields.
   At the end of November, the market yield on the Fund was a competitive 5.92%, equivalent to a taxable yield1 of 9.11% for investors in the combined 35% federal and state income tax bracket.

OVERALL, HOW DID NPV PERFORM OVER THE PAST YEAR?
   For the 12 months ended November 30, 1999, NPV produced a total return on net asset value (NAV) of -4.96%, providing a taxable-equivalent total return1 of -1.94% for shareholders in the combined 35% federal and state income tax bracket. By comparison, the Lehman Brothers Municipal Bond Index2 posted a one-year total return of -1.07%, while the Fund's Lipper Peer Group3 had a one-year total return of -5.11% as of November 30, 1999.
   The underperformance of NPV's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration4. As of November 30, 1999, NPV's leverage-adjusted duration was 11.94, compared with the Lehman Index's 7.50. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, a long duration can make the fund's NAV more vulnerable to price declines. For the 12 months beginning December 1998 and ending November 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.25% to 6.14%. This meant that funds with longer durations, like NPV, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 35%, while the taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%.
2 NPV's performance is compared with that of the Lehman Brothers Municipal Bond
  Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.
3 The total return for NPV is compared with the average annualized return of the 17 funds in the Lipper Other States Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.
5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

   Over the past 12 months, NPV's duration lengthened from 8.45 due to market action as well as trading activity, as we tried to take advantage of the recent rise in interest rates. For example, we sold some bonds with shorter durations, especially those with poor call protection and those that were close to maturity, and reinvested the proceeds in issues with longer durations, which provided better call protection and attractive yields that helped to support the dividend. The Fund's longer duration should help position NPV to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
   Over the past year, concerns about rising interest rates, inflation, and the Federal Reserve's monetary policies created a negative environment in the fixed-income markets. In addition, worries about the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end. All of these factors negatively impacted the market demand for exchange-traded funds such as NPV. This resulted in a decline in the Fund's share price. Since the prevailing interest rate environment in November 1999 was higher than that of a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. As a result of these factors, NPV's premium (share price above NAV) narrowed over the past 12 months.



             Premium6       Total Return on Share Price
        ------------------  ---------------------------
                            1-Year Ended       Taxable-
        11/30/98  11/30/99      11/30/99    Equivalent1
        --------  --------  ------------    -----------
NPV        8.20%     3.63%        -9.37%         -6.59%
        --------  --------  ------------    -----------

Past performance is not predictive of future results.
For additional information on NPV, see its Performance Overview in this report.

WHAT KEY STRATEGIES WERE USED TO MANAGE NPV DURING THE PERIOD COVERED BY THIS REPORT?
   NPV was managed with the goals of supporting and strengthening its long-term dividend-paying capabilities, improving call protection, and enhancing the Fund's tax efficiency.
   With only 8% of its portfolio subject to bond calls in 2000 and 2001, NPV currently provides excellent levels of call protection, which should provide additional protection and stability for the Fund's dividend over the next two years. To reduce the effect of calls, we continuously work on strategies designed to enhance call protection. As mentioned earlier, our active participation in the current market has benefited the Fund by adding bonds designed to provide both higher yields and extended call protection. This should enable the Fund to continue to offer our shareholders competitive levels of dividends.
   During the past year, we found several opportunities to add to the Fund's diversification while picking up additional yield. One new name in the portfolio involved AAA-rated financing for an assisted living facility, Beth Shalom, which is located in Henrico County and offered especially attractive yields. We also purchased AAA rated bonds issued for a new state clean water program that will provide funding to update and renovate local drinking water systems. This is a special pooled program offered by the state of Virginia designed to help smaller local municipalities that would otherwise have difficulty accessing the capital markets. Because the program involved a first-time issuer, Nuveen Research played an important role in helping us understand and evaluate the credit quality of this issue. Nuveen Research was also involved in our purchase of A rated bonds issued by the Prince William County Park Authority for a new parking facility. The authority is an infrequent issuer, and our research provided the background we needed to make the purchase decision. We also recently added bonds issued by the government of the Virgin Islands, which offer double tax-exemption for the shareholders of state funds. These BBB bonds provided yields that were 50 to 70 basis points higher than those typically available in the market at the time of purchase.
   Over the past six months, enhanced tax efficiency has become an increasing focus for us, as the rising interest rate environment offered opportunities to benefit the Fund through active trading. The strategy we employed involved selling selected bonds that were trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, while offering attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - strengthened the net earnings of the Fund.
   NPV offers excellent credit quality, with 75% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of November 1999. The Fund also had an 8% allocation of BBB and non-rated bonds. These lower-rated bonds generally provided enhanced levels of yield and helped to support the dividend, especially as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months.

WHAT IS NUVEEN'S OUTLOOK FOR NPV?
   In general, we believe that NPV is currently well-positioned for a potential recovery in the bond market. In coming months, if current market conditions persist, we will continue to focus on enhancing the Fund's tax efficiency. In this way, we can strengthen the long-term dividend-paying capabilities of the Fund. We also plan to continue to concentrate on keeping the Fund well diversified. Implementing strategies such as these that have the potential to benefit the Fund demonstrates the value that can be added by an active bond manager such as Nuveen.


1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%.
6 A fund's premium represents the percentage difference between the fund's share price and its net asset value (NAV).

Nuveen Virginia Premium Income Municipal Fund
Performance Overview
As of November 30, 1999

NPV

Portfolio Statistics
Inception Date                                3/93
--------------------------------------------------
Share Price                               $14 3/16
--------------------------------------------------
Net Asset Value                             $13.69
--------------------------------------------------
Market Yield                                 5.92%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          8.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.11%
--------------------------------------------------
Fund Net Assets ($000)                    $182,206
--------------------------------------------------
Effective Maturity (Years)                   17.26
--------------------------------------------------
Leverage-Adjusted Duration                   11.94
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -9.37%        -4.96%
--------------------------------------------------
5-Year                        10.70%        10.67%
--------------------------------------------------
Since Inception                4.71%         5.37%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -6.59%        -1.94%
--------------------------------------------------
5-Year                        13.95%        13.92%
--------------------------------------------------
Since Inception                7.81%         8.51%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                26%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
12/98                      0.0685
1/99                       0.0685
2/99                       0.0685
3/99                       0.0685
4/99                       0.0685
5/99                       0.07
6/99                       0.07
7/99                       0.07
8/99                       0.07
9/99                       0.07
10/99                      0.07
11/99                      0.07

Line Chart:
Share Price Performance
12/1/98                    16.88
                           16.75
                           17.13
                           16.94
                           16.44
                           16
                           15.63
                           15.88
                           16
                           16
                           16.06
                           16.06
                           16.25
                           16.25
                           16.19
                           16.5
                           16.5625
                           16.44
                           16.31
                           16.25
                           16.13
                           15.94
                           15.88
                           16.06
                           16
                           15.94
                           15.88
                           15.56
                           15.75
                           16.19
                           16.69
                           17
                           16.69
                           16.31
                           16.13
                           16.13
                           16.31
                           16.31
                           15.94
                           15.5
                           15.25
                           15.38
                           15.25
                           15
                           14.88
                           14.94
                           14.63
                           14.56
                           14.38
11/30/99                   14.1875

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

                            Portfolio of Investments
                            NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 6.0%

$   3,000,000   Albany Dougherty Payroll Development Authority (Georgia), Solid Waste    5/08 at 101           AA         $2,632,350
                 Disposal Revenue Bonds (The Procter and Gamble Paper Products
                 Company Project), 1998 Series, 5.300%, 5/15/26
                 (Alternative Minimum Tax)

    2,000,000   Development Authority of Cartersville (Georgia), Sewage Facilities       5/07 at 101           A+          1,973,220
                 Refunding Revenue Bonds (Anheuser-Busch Project), Series 1997,
                 6.125%, 5/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 10.3%

                Urban Residential Finance Authority of the City of Atlanta,
                Georgia, Dormitory Facility Refunding Revenue Bonds (Morehouse
                College Project), Series 1995:
    1,210,000    5.750%, 12/01/20                                                       12/05 at 102          AAA          1,193,314
    1,375,000    5.750%, 12/01/25                                                       12/05 at 102          AAA          1,339,731

    1,555,000   Development Authority of DeKalb County, Revenue Bonds (Emory            10/04 at 102          Aa1          1,607,155
                 University Project), Series 1994-A, 6.000%, 10/01/14

    2,650,000   Private Colleges and Universities Authority (Georgia), Student Housing   6/09 at 102            A          2,325,481
                 Revenue Bonds (Mercer Housing Corporation Project), Tax-Exempt
                 Series 1999A, 5.375%, 6/01/31

    1,550,000   Private Colleges and Universities Authority (Georgia), Revenue Bonds     6/03 at 102           AA          1,489,519
                 (Agnes Scott College Project), Series 1993, 5.625%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.2%

    3,000,000   Hospital Authority of Albany-Dougherty County, Georgia, Revenue Bonds    9/03 at 102          AAA          3,009,900
                 (Phoebe Putney Memorial Hospital), Series 1993, 5.700%, 9/01/13

    1,965,000   The Hospital Authority of Hall County and the City of Gainesville,      10/05 at 102          AAA          1,943,189
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/25

    3,000,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue                 8/06 at 102          AAA          2,924,130
                 Anticipation Certificates (Southeast Georgia Health Systems Project),
                 Series 1996, 5.250%, 8/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 13.0%

    1,145,000   Housing Authority of Clayton County (Georgia), Multifamily Housing      12/05 at 102          AAA          1,112,539
                 Revenue Bonds, Series 1995 (The Advantages Project), 5.800%, 12/01/20

    3,400,000   Housing Authority of the County of DeKalb, Georgia, Multifamily Housing  1/05 at 102          AAA          3,596,656
                 Revenue Bonds (The Lakes at Indian Creek Apartments Project),
                 Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

      975,000   Housing Authority of the City of Decatur, Mortgage Revenue Refunding     7/02 at 102          AAA            998,566
                 Bonds, Series 1992A (FHA- Insured Mortgage Loan - Park Trace
                 Apartments, Section 8 Assisted Project), 6.450%, 7/01/25

    3,000,000   Macon-Bibb County Urban Development Authority, Multifamily Housing       1/04 at 103          AAA          2,789,370
                 Refunding Revenue Bonds, Series 1997A, 5.550%, 1/01/24

    1,500,000   Housing Authority of the City of Marietta, Georgia, Multifamily         10/06 at 102          AAA          1,500,900
                 Housing Revenue Bonds (GNMA Collateralized - Country Oaks
                 Apartments), Series 1996, 6.150%, 10/20/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.2%

      475,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage      3/05 at 102          AAA            486,761
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1995A, 6.550%, 3/01/18 (Alternative Minimum Tax)

    2,995,000   Georgia Housing and Finance Authority, Single Family Mortgage            6/04 at 102          AAA          3,068,168
                 Bonds, 1994 Series A (FHA-Insured or VA Guaranteed Mortgage Loans),
                 6.500%, 12/01/17 (Alternative Minimum Tax)

      420,000   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,     6/06 at 102          AAA            427,690
                 1996 Series A Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.4%

$   2,500,000   Forsyth County School District (Georgia), General Obligation Bonds,      2/10 at 102          Aa2         $2,478,275
                 Series 1999, 5.750%, 2/01/19

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996        7/06 at 101 1/2            A          3,229,065
                 (General Obligation Bonds), 5.400%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.7%

    1,000,000   Downtown Development Authority of the City of Atlanta                   10/02 at 102           AA          1,053,380
                 (Georgia), Refunding Revenue Bonds (Underground Atlanta Project),
                 Series 1992, 6.250%, 10/01/12

    3,000,000   Solid Waste Management Authority of the City of Atlanta, Revenue        12/06 at 100           AA          2,742,480
                 Bonds (Landfill Closure Project), Series 1996, 5.250%, 12/01/21

    4,000,000   The Hospital Authority of Clarke County, Georgia, Hospital Revenue       1/09 at 101          AAA          3,551,840
                 Certificates (Athens Regional Medical Center Project), Series 1999,
                 5.250%, 1/01/29

    1,250,000   Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue    No Opt. Call          AAA          1,280,588
                 Refunding Bonds, Series 1993, 5.500%, 10/01/12

    2,000,000   The Fulton-DeKalb Hospital Authority (Georgia), Revenue Refunding        7/03 at 102          AAA          1,880,720
                 Certificates, Series 1993, 5.500%, 1/01/20

    1,000,000   Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax       No Opt. Call          AAA          1,054,230
                 Revenue Refunding Bonds, Series P, 6.250%, 7/01/20

      500,000   Puerto Rico Highway and Transportation Authority, Highway            7/03 at 101 1/2            A            457,910
                 Revenue Bonds (Series W), 5.250%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.4%

    1,500,000   City of Atlanta, Airport Facilities Revenue Bonds, Series 1990,          1/01 at 102          AAA          1,508,025
                 6.250%, 1/01/21 (Alternative Minimum Tax)

    1,000,000   City of Atlanta, Airport Facilities Revenue Refunding Bonds,            No Opt. Call          AAA          1,100,360
                 Series 1994A, 6.500%, 1/01/09


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 12.4%

    3,115,000   City of Albany (Georgia), Sewerage System Revenue Bonds,                 7/02 at 102          AAA          3,340,183
                 Series 1992, 6.625%, 7/01/17 (Pre-refunded to 7/01/02)

      500,000   City of Atlanta (Georgia), General Obligation Bonds, Public             12/04 at 102        AA***            540,325
                 Improvement Bonds, Series 1994A, 6.100%, 12/01/19
                 (Pre-refunded to 12/01/04)

    3,450,000   City of Atlanta, Georgia, Water and Sewerage Revenue Bonds,              1/04 at 100          AAA          3,558,675
                 Series 1993, 5.000%, 1/01/15 (Pre-refunded to 1/01/04)

    2,000,000   Fulco Hospital Authority, Revenue Anticipation Certificates              9/02 at 102      Baa1***          2,128,340
                 (Georgia Baptist Health Care System Project), Series 1992A,
                 6.375%, 9/01/22 (Pre-refunded to 9/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 12.6%

    4,500,000   Development Authority of Burke County (Georgia), Pollution Control       5/04 at 102            A          3,983,805
                 Revenue Bonds (Georgia Power Company - Vogtle Plant Project),
                 Third Series of 1999, 5.450%, 5/01/34 (Alternative Minimum Tax)

    1,900,000   Municipal Electric Authority of Georgia, General Power Revenue           1/03 at 100          AAA          1,813,037
                 Bonds, 1992B Series, 5.500%, 1/01/18

    1,750,000   Municipal Electric Authority of Georgia, Project One Special            No Opt. Call            A          1,881,424
                 Obligation Bonds, Fifth Crossover Series, 6.400%, 1/01/09

    2,000,000   Development Authority of Monroe County (Georgia), Pollution              3/00 at 102          AA-          2,019,360
                 Control Revenue Bonds (Gulf Power Company Plant - Scherer
                 Project), First Series 1994, 6.300%, 9/01/24


                            Portfolio of Investments
                            NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer - 1.3%

$   1,000,000   City of Milledgeville (Georgia), Water and Sewerage Revenue and         No Opt. Call          AAA         $1,027,830
                 Refunding Bonds, Series 1996, 6.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$  76,680,000   Total Investments - (cost $74,404,664) - 97.5%                                                            75,048,491
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                       1,948,714
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $76,997,205
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 7.5%

$   1,000,000   Maryland Economic Development Corporation, Student Housing               6/09 at 102         Baa3         $  968,220
                 Revenue Bonds (Collegiate Housing Foundation - Salisbury Project),
                 Series 1999A, 6.000%, 6/01/19
    1,500,000   Maryland Economic Development Corporation, Student Housing               6/09 at 102         Baa3          1,383,660
                 Revenue Bonds (Collegiate Housing Foundation - University Courtyard
                 Project), Series 1999A, 5.750%, 6/01/24
    1,500,000   Maryland Health and Higher Educational Facilities Authority,            10/09 at 101            A          1,256,010
                 Revenue Bonds, Loyola College Issue, Series 1999,
                 5.000%, 10/01/39
                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds, Johns Hopkins University Issue, Series
                1997:
    1,000,000    5.625%, 7/01/17                                                         7/07 at 102           AA            972,760
    2,000,000    5.625%, 7/01/27                                                         7/07 at 102           AA          1,887,280
    9,445,000   Morgan State University, Maryland, Academic Fees and Auxiliary          No Opt. Call          AAA          9,846,224
                 Facilities Fees, Revenue Refunding Bonds, 1993 Series, 6.100%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 16.9%

                City of Gaithersburg, Maryland, Hospital Facilities Refunding
                and Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
    2,550,000    6.500%, 9/01/12                                                        No Opt. Call          AAA          2,852,175
    6,265,000    5.500%, 9/01/15                                                         9/05 at 102          AAA          6,100,356

    1,930,000   Maryland Economic Development Corporation (Health and Mental             4/11 at 102          N/R          1,794,958
                 Hygiene Providers Facilities Acquisition Program), Revenue Bonds,
                 Series 1996A, 7.625%, 4/01/21

    2,000,000   Maryland Health and Higher Educational Facilities Authority, Kaiser      6/09 at 101            A          1,844,020
                 Permanent Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

    1,855,000   Maryland Health and Higher Educational Facilities Authority, Refunding   7/03 at 102          AAA          1,772,953
                 Revenue Bonds, Francis Scott Key Medical Center Issue,
                 Series 1993, 5.000%, 7/01/13

    2,250,000   Maryland Health and Higher Educational Facilities Authority, Revenue     7/08 at 101          AAA          1,944,270
                 Bonds, Johns Hopkins Medicine, Howard County General Hospital
                 Acquisition Issue, Series 1998, 5.000%, 7/01/29

    2,350,000   Maryland Health and Higher Educational Facilities Authority, Project     7/03 at 102          AAA          2,358,272
                 and Refunding Revenue Bonds, Sinai Hospital of Baltimore Issue,
                 Series 1993, 5.500%, 7/01/13

    6,500,000   Maryland Health and Higher Educational Facilities Authority,             7/08 at 101          AAA          5,741,970
                 Revenue Bonds, Anne Arundel Medical Center Issue,
                 Series 1998, 5.125%, 7/01/28

    4,000,000   Maryland Health and Higher Educational Facilities Authority,             1/08 at 101          Aaa          3,454,560
                 Revenue Bonds, Upper Chesapeake Hospitals Issue,
                 Series 1998A, 5.125%, 1/01/38

    1,670,000   Maryland Health and Higher Educational Facilities Authority, Hospital    7/08 at 101           A3          1,415,091
                 Refunding and Revenue Bonds, Union Hospital of Cecil County Issue,
                 Series 1998, 5.100%, 7/01/22

                Prince George's County, Maryland, Project and Refunding Revenue
                Bonds (Dimensions Health Corporation Issue), Series 1994:
    3,080,000    5.375%, 7/01/14                                                         7/04 at 102         Baa1          2,616,891
    6,000,000    5.300%, 7/01/24                                                         7/04 at 102         Baa1          4,777,260


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 16.8%

    4,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call          BBB          4,222,560
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory put 12/01/03)

    1,795,000   County Commissioners of Charles County, Maryland, Mortgage               5/05 at 102          AAA          1,828,190
                 Revenue Refunding Bonds, Series 1995A (Holly Station IV Townhouses
                 Project - FHA Insured Mortgage Loan), 6.450%, 5/01/26

                Howard County, Maryland, Mortgage Revenue Refunding Bonds,
                Series 1996A (FHA-Insured Mortgage Loan - Normandy Woods III
                Apartments Project):
      700,000    6.000%, 7/01/17                                                         7/06 at 102          AAA            703,682
    2,000,000    6.100%, 7/01/25                                                         7/06 at 102          AAA          2,002,520


                            Portfolio of Investments
                            NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily (continued)

$   1,000,000   Community Development Administration, Department of Housing              5/02 at 102          Aa2         $1,041,090
                 and Community Development,  State of Maryland, Multifamily
                 Housing Revenue Bonds (Insured Mortgage Loans), 1992
                 Series A, 6.850%, 5/15/33 (Alternative Minimum Tax)

    1,150,000   Community Development Administration, Department of Housing and          5/03 at 102          Aa2          1,193,263
                 Community Development,  State of Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series B,
                 6.625%, 5/15/23

    2,500,000   Community Development Administration, Department of Housing and          1/09 at 101          Aa2          2,151,450
                 Community Development, State  of Maryland, Housing Revenue Bonds,
                 1999 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)

      880,000   Community Development Administration, Department of Housing              1/10 at 100          Aa2            879,938
                 and Community Development, State  of Maryland, Housing Revenue
                 Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)

    3,075,000   Community Development Administration, Department of Housing              5/03 at 102           Aa          3,086,224
                 and Community Development, State of Maryland, Multifamily
                 Housing Revenue Bonds (Insured Mortgage Loans), 1993
                 Series D, 6.050%, 5/15/24

    2,000,000   Housing Opportunities Commission of Montgomery County                    7/05 at 102          Aa2          1,991,820
                 (Maryland), Multifamily Housing Revenue Bonds, 1995 Series A,
                 5.900%, 7/01/15

    1,500,000   Housing Opportunities Commission of Montgomery County                    7/06 at 102          Aaa          1,462,605
                 (Maryland), Multifamily Housing Revenue Bonds, 1996 Series B,
                 5.900%, 7/01/26

    3,830,000   Housing Opportunities Commission of Montgomery County                    7/08 at 101          Aaa          3,345,122
                 (Maryland), Multifamily Series Housing Development Bonds,
                 1998 Series A, 5.200%, 7/01/30

    1,000,000   Housing Authority of Prince George's County (Maryland), Mortgage         1/03 at 102          AAA          1,021,830
                 Revenue Refunding Bonds,  1993A (GNMA Collateralized - Stevenson
                 Apartments Project), 6.350%, 7/20/20

                Housing Authority of Prince George's County (Maryland), Mortgage
                Revenue Refunding Bonds, Series 1993A (Cherry Hill Apartments
                Project):
    1,090,000    5.900%, 9/20/10                                                         9/03 at 102          AAA          1,106,448
    1,930,000    6.000%, 9/20/15                                                         9/03 at 102          AAA          1,935,423

    1,500,000   Housing Authority of Prince George's County (Maryland), Mortgage        12/04 at 102          AAA          1,571,895
                 Revenue Refunding Bonds,  Series 1995A (GNMA Collateralized -
                 Riverview Terrace Apartments Project), 6.700%, 6/20/20

                Housing Authority of Prince George's County (Maryland), Mortgage
                Revenue Refunding Bonds, Series 1995A (GNMA Collateralized -
                Overlook Apartments Project):
    2,000,000    5.700%, 12/20/15                                                       12/05 at 102          AAA          1,950,680
    1,670,000    5.750%, 12/20/19                                                       12/05 at 102          AAA          1,608,427

    1,000,000   Housing Authority of Prince George's County (Maryland),                  5/00 at 100          AAA            961,980
                 Collateralized Foxglenn Apartments Project, Series 1998A,
                 5.450%, 5/20/14 (Alternative Minimum Tax)

      540,000   Housing Authority of Prince George's County (Maryland), Mortgage         9/09 at 102          AAA            531,932
                 Revenue Bonds, Series 1999 (GNMA Collateralized - University
                 Landing at Langley Apartments Project), 6.100%, 3/20/41
                 (Alternative Minimum Tax)

      800,000   The Mayor and Council of Rockville (Maryland), Mortgage Revenue          1/04 at 102          AAA            796,984
                 Refunding Bonds, Series 1994A  (FHA-Insured Mortgage Loan -The
                 Summit Apartments Project), 5.250%, 7/01/09

    1,000,000   City of Salisbury, Maryland, Mortgage Revenue Refunding Bonds,          12/04 at 102          AAA          1,037,940
                 Series 1995A (FHA-Insured Mortgage Loan - College Lane
                 Apartments Project), 6.600%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.8%

      595,000   Community Development Administration, Department of Housing              4/04 at 102          Aa2            602,461
                 and Community Development, State of Maryland, Single Family
                 Program Bonds, 1994 First Series, 5.900%, 4/01/11

    1,000,000   Community Development Administration, Department of Housing              4/04 at 102           Aa          1,024,910
                 and Community Development, State of Maryland, Single Family
                 Program Bonds, 1994 Fourth Series, 6.450%, 4/01/14

    2,635,000   Community Development Administration, Department of Housing              4/04 at 102           Aa          2,690,361
                 and Community Development,  State of Maryland, Single Family
                 Program Bonds, 1994 Fifth Series, 6.750%, 4/01/26
                 (Alternative Minimum Tax)

      735,000   Community Development Administration, Department of Housing              4/03 at 102          Aa2            757,719
                 and Community Development,  State of Maryland, Single Family
                 Program Bonds, 1992 Fourth Series, 6.800%, 4/01/22
                 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

$   1,750,000   Community Development Administration, Department of Housing              4/04 at 102           Aa         $1,760,290
                 and Community Development,  State of Maryland, Single Family
                 Program Bonds, 1993 Third Series, 4.950%, 4/01/06

    1,000,000   Community Development Administration, Department of Housing              4/06 at 102          Aa2          1,011,560
                 and Community Development,  State of Maryland, Single Family
                 Program Bonds, 1996 Sixth Series, 6.200%, 4/01/22
                 (Alternative Minimum Tax)

    2,000,000   Housing Opportunities Commission of Montgomery County                    7/04 at 102          Aa2          2,045,820
                 (Maryland), Single Family Mortgage Revenue Bonds, 1994 Series A,
                 6.600%, 7/01/14

    1,025,000   Housing Authority of Prince George's County (Maryland),                  6/04 at 102          AAA          1,046,289
                 GNMA/FNMA Collateralized Single Family Mortgage Revenue
                 Bonds, Series 1994A, 6.350%, 6/01/11 (Alternative Minimum Tax)

    1,665,000   Housing Authority of Prince George's County (Maryland),                  8/07 at 102          AAA          1,588,676
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1997, 5.625%, 8/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 0.4%

    1,000,000   Carroll County, Maryland, Revenue Bonds, EMA Obligated Group             1/09 at 101           AA            939,930
                 Issue (Fairhaven and Copper Ridge), Refunding Revenue Bonds,
                 Series 1999 A, 5.625%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.1%

    2,000,000   Baltimore County, Maryland, General Obligation Bonds, Baltimore          8/03 at 102          AAA          1,952,120
                 County Metropolitan District Bonds (64th Issue), 4.900%, 8/01/11

    1,000,000   Mayor and City Council of Baltimore, General Obligation Serial Bonds,   No Opt. Call           A1          1,136,830
                 Consolidated Public Improvement Bonds of 1989, Series B,
                 7.150%, 10/15/08

                Mayor and City Council of Baltimore, General Obligation
                Consolidated Public Improvement Refunding Bonds of 1995, Series
                A:
    1,200,000    7.375%, 10/15/03                                                       No Opt. Call          AAA          1,320,624
    5,000,000    7.250%, 10/15/04                                                       No Opt. Call          AAA          5,566,850

    1,000,000   Mayor and City Council of Baltimore, General Obligation Serial Bonds,   No Opt. Call          AAA          1,095,340
                 Consolidated Public Improvement Bonds of 1991, Series C,
                 6.375%, 10/15/07

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds of 1999:
      500,000    5.250%, 7/01/14                                                         7/09 at 101           AA            489,265
    3,000,000    5.250%, 7/01/18                                                         7/09 at 101           AA          2,838,120

    1,000,000   Prince George's County, Maryland, General Obligation Bonds,              3/03 at 102          AAA          1,034,180
                 Consolidated Public Improvement Bonds, Series 1993, 5.750%, 3/15/09


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 10.7%

    2,730,000   Anne Arundel County, General Obligation Bonds, Consolidated Water        4/03 at 102          AA+          2,728,608
                 and Sewer Bonds, 1993 Refunding Series, 5.250%, 4/15/12

    1,000,000   Mayor and City Council of Baltimore, Certificates of Participation      10/07 at 102          AAA            925,880
                 (Emergency Telecommunications Facilities), Series 1997A,
                 5.000%, 10/01/17

    1,465,000   Maryland Department of Housing and Community Development,                6/08 at 101          Aaa          1,323,012
                 Community Development Administration, Infrastructure Financing
                 Bonds (MBIA Insured), 1998 Series B, 5.200%, 6/01/28

    4,415,000   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,      12/99 at 102          Aa2          4,513,984
                 Series 1989D, 7.500%, 12/15/10 (Alternative Minimum Tax)

    4,955,000   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,       3/06 at 101          AAA          4,955,941
                 Series 1996, 5.750%, 3/01/18

    2,200,000   Puerto Rico Public Buildings Authority, Public Education and         7/03 at 101 1/2            A          2,205,588
                 Health Facilities Refunding Bonds, Series M, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.750%, 7/01/15

    1,000,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands  10/10 at 101         BBB-          1,004,800
                 Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

    1,780,000   Washington County Sanitary District, Refunding Bonds of 1993,            1/03 at 102          AAA          1,736,817
                 Series F (Guaranteed by the Full Faith and Credit Pledge of the
                 County Commissioners of Washington County), 5.375%, 1/01/15

    1,250,000   Washington Suburban Sanitary District (Montgomery and                    1/02 at 102          Aa1          1,310,025
                 Prince George's Counties, Maryland) General Construction
                 Refunding Bonds of 1991 (Second Series), 6.100%, 1/01/04

    1,000,000   Washington Suburban Sanitary District (Montgomery and                   12/03 at 102          Aa1          1,001,780
                 Prince George's Counties, Maryland), Water Supply Refunding
                 Bonds of 1993, 5.250%, 12/01/11


                            Portfolio of Investments
                            NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited (continued)

$   1,500,000   Washington Suburban Sanitary District (Montgomery and                    6/03 at 102          Aa1         $1,508,505
                 Prince George's Counties, Maryland), Sewage Disposal Bonds
                 of 1993, 5.375%, 6/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.4%

                Maryland Transportation Authority, Special Obligation Revenue
                Bonds, Baltimore/Washington International Airport Projects,
                Series 1994-A (Qualified Airport Bonds):
    5,500,000    6.250%, 7/01/14 (Alternative Minimum Tax)                               7/04 at 102          AAA          5,677,540
      305,000    6.400%, 7/01/19 (Alternative Minimum Tax)                               7/04 at 102          AAA            305,918

    1,500,000   Maryland Transportation Authority, Transportation Facilities Projects    7/02 at 100           A+          1,506,870
                 Revenue Bonds, Series 1992, 5.750%, 7/01/15

    2,000,000   Washington Metropolitan Area Transit Authority (District of             No Opt. Call          AAA          2,132,020
                 Columbia), Gross Revenue Transit Refunding Bonds, Series 1993,
                 6.000%, 7/01/07


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 5.8%

    1,875,000   Maryland Health and Higher Educational Facilities Authority,             7/03 at 102          AAA          1,878,881
                 Revenue Bonds, Good Samaritan Hospital Issue, Series 1993,
                 5.750%, 7/01/19

    3,125,000   Maryland Health and Higher Educational Facilities Authority,             7/03 at 102          Aaa          3,002,625
                 Revenue Bonds, Howard County General Hospital Issue,
                 Series 1993, 5.500%, 7/01/25

    2,500,000   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call          AAA          2,208,475
                 Revenue Bonds, Helix Health Issue, Series 1997, 5.000%, 7/01/27

    3,000,000   Maryland Transportation Authority, Transportation Facilities Projects    7/01 at 102        A+***          3,156,810
                 Revenue Bonds, Series 1991, 6.500%, 7/01/06 (Pre-refunded to 7/01/01)

    1,010,000   Puerto Rico Telephone Authority, Revenue Bonds, Series N,            1/03 at 101 1/2          AAA          1,056,874
                 5.500%, 1/01/22 (Pre-refunded to 1/01/03)

    1,115,000   Washington Suburban Sanitary District (Montgomery and                    6/02 at 102       Aa1***          1,181,933
                 Prince George's Counties, Maryland), Water Supply Bonds of 1992,
                 6.200%, 6/01/09 (Pre-refunded to 6/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 20.5%

    6,000,000   Anne Arundel County, Maryland, Pollution Control Revenue                 4/04 at 102            A          5,950,140
                 Refunding Bonds (Baltimore Gas and Electric Company Project),
                 Series 1994, 6.000%, 4/01/24

    7,000,000   Calvert County, Maryland, Pollution Control Revenue Refunding            7/04 at 102            A          7,001,400
                 Bonds (Baltimore Gas and Electric Company Project), Series 1993,
                 5.550%, 7/15/14

    9,600,000   Montgomery County, Maryland, Solid Waste System Revenue                  6/03 at 102          AAA          9,734,880
                 Bonds (1993 Series A), 5.875%, 6/01/13 (Alternative Minimum Tax)

                Northeast Maryland Waste Disposal Authority, Resource Recovery
                Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                Series 1993:
    1,625,000    6.900%, 1/01/00                                                        No Opt. Call          AAA          1,629,030
    3,000,000    7.150%, 1/01/04                                                        No Opt. Call          AAA          3,273,810
    4,675,000    7.200%, 1/01/05                                                         1/04 at 102          AAA          5,164,897

    5,000,000   Prince George's County, Maryland, Pollution Control Revenue              1/03 at 102           A1          5,094,000
                 Refunding Bonds (Potomac Electric Project), 1993 Series,
                 6.375%, 1/15/23

    5,750,000   Prince George's County, Maryland, Solid Waste Management System          6/03 at 102          AAA          5,659,610
                 Revenue Bonds, Series 1993, 5.250%, 6/15/13

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,               7/04 at 100         BBB+            950,910
                 Series T, 5.500%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.6%

    3,000,000   Mayor and City Council of Baltimore, Project and Refunding Revenue      No Opt. Call          AAA          2,671,350
                 Bonds (Water Projects), Series 1994-A, 5.000%, 7/01/24

    2,250,000   Mayor and City Council of Baltimore, Project and Refunding Revenue       7/08 at 101          AAA          1,964,790
                 Bonds (Water Projects), Series 1998-A, 5.000%, 7/01/28

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$   1,000,000   Mayor and City Council of Baltimore, Project and Refunding Revenue       7/06 at 101          AAA         $  947,240
                 Bonds (Water Projects), Series 1996-A, 5.500%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$ 217,085,000   Total Investments - (cost $215,573,641) - 98.5%                                                          213,685,221
=============
                Other Assets Less Liabilities - 1.5%                                                                       3,199,671
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $216,884,892
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.


                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC)
                            November 30, 1999
                            (Unaudited)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Basic Materials - 4.0%

$   3,500,000   Haywood County Industrial Facilities and Pollution Control Financing    12/05 at 102         Baa1         $3,186,925
                 Authority (North Carolina), Environmental Improvement Revenue
                 Bonds (Champion International Corporation Project), Series 1995A,
                 5.750%, 12/01/25 (Alternative Minimum Tax)

    2,000,000   Haywood County Industrial Facilities and Pollution Control               3/06 at 102         Baa1          1,889,100
                 Financing Authority (North Carolina), Pollution Control Refunding
                 Revenue Bonds (Champion International Corporation Project),
                 Series 1995, 6.000%, 3/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 8.9%

    2,300,000   Appalachian State University, Utilities System Revenue Refunding         5/08 at 102          AAA          2,087,066
                 Bonds, Series 1998 of the Board of Governors of the University
                 of North Carolina), 5.000%, 5/15/18

                North Carolina, State Education Assistance Authority, Guaranteed
                Student Loan Revenue Bonds, 1995 Series A (Subordinate Lien):
    1,000,000    6.050%, 7/01/10 (Alternative Minimum Tax)                               7/05 at 102            A          1,002,650
    2,400,000    6.300%, 7/01/15 (Alternative Minimum Tax)                               7/05 at 102            A          2,420,688

    5,875,000   North Carolina State Education Assistance Authority, Guaranteed          7/06 at 102            A          5,930,636
                 Student Loan Revenue Bonds, 1996 Series C (Subordinate Lien),
                 6.350%, 7/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 17.2%

                The Charlotte-Mecklenburg Hospital Authority (North Carolina),
                Health Care System Revenue Bonds, Series 1992:
    1,500,000    5.750%, 1/01/12                                                         1/02 at 102           AA          1,514,295
    2,150,000    6.250%, 1/01/20                                                         1/02 at 102           AA          2,171,027

    3,000,000   Craven Regional Medical Authority (North Carolina), Insured             10/03 at 102          AAA          2,904,660
                 Health Care Facilities Revenue Bonds, Series 1993, 5.625%, 10/01/17

    2,725,000   County of New Hanover, North Carolina, Hospital Revenue Bonds           10/03 at 102          AAA          2,285,212
                 (New Hanover Regional Medical Center Project), Series 1993,
                 4.750%, 10/01/23

    2,000,000   North Carolina Medical Care Commission, Health Care Facilities          10/09 at 101            A          2,000,560
                 Revenue Bonds (Stanly Memorial Hospital Project), Series 1999,
                 6.375%, 10/01/29

    3,000,000   North Carolina Medical Care Commission, Hospital Revenue                 5/02 at 102           AA          2,919,360
                 Refunding Bonds (Carolina Medicorp Project), Series 1992,
                 5.500%, 5/01/15

    5,615,000   North Carolina Medical Care Commission, Hospital Revenue Bonds          10/08 at 101          AA-          4,547,083
                 (FirstHealth of the Carolinas Project), Series 1998, 4.750%, 10/01/26

    4,090,000   Board of Governors of the University of North Carolina, University       2/06 at 102           AA          3,630,366
                 of North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 1996,
                 5.250%, 2/15/26


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.8%

    1,000,000   Housing Authority of the City of Asheville (North Carolina),            11/07 at 102          AAA            927,260
                 Multifamily Housing Revenue Bonds (GNMA-Collateralized -
                 Woodridge Apartments), Series 1997, 5.800%, 11/20/39
                 (Alternative Minimum Tax)

    1,000,000   City of Charlotte, North Carolina, Mortgage Revenue Refunding            1/03 at 105          AAA            972,470
                 Bonds (FHA-Insured Mortgage Loan - Tryon Hills Apartments Project),
                 Series 1993A, 5.875%, 1/01/25

                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (1993 FHA-Insured Mortgage Loan Resolution), Series 1993:
      650,000    5.800%, 7/01/14                                                         1/03 at 102           AA            651,092
    1,000,000    5.900%, 7/01/26                                                         1/03 at 102           AA            975,070


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 18.9%

    5,075,000   North Carolina Housing Finance Agency, Single Family Revenue             3/04 at 102           AA          5,206,899
                 Bonds, Series X (1985 Resolution), 6.700%, 9/01/26
                 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

$   2,805,000   North Carolina Housing Finance Agency, Single Family Revenue             9/02 at 102           AA         $2,878,800
                 Bonds, Series V (1985 Resolution), 6.800%, 9/01/25
                 (Alternative Minimum Tax)

      190,000   North Carolina Housing Finance Agency, Single Family Revenue             3/00 at 102           AA            192,098
                 Bonds, Series-M (1985 Resolution), 7.850%, 9/01/28
                 (Alternative Minimum Tax)

    4,700,000   North Carolina Housing Finance Agency, Home Ownership Revenue            7/09 at 100           AA          4,351,072
                 Bonds, Series 5-A (1998 Trust Agreement), 5.625%, 7/01/30
                 (Alternative Minimum Tax)

    6,600,000   North Carolina Housing Finance Agency, Home Ownership Revenue            7/09 at 100           AA          6,606,138
                 Bonds, Series 6-A (1998 Trust Agreement), 6.200%, 1/01/29 (WI)

    4,220,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds,      3/06 at 102           AA          4,268,150
                 Series HH (1985 Resolution), 6.300%, 3/01/26 (Alternative Minimum Tax)

      750,000   North Carolina Housing Finance Agency, Home Ownership Revenue            1/09 at 101           AA            651,623
                 Bonds, Series 3-A (1998 Trust Agreement), 5.200%, 7/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.1%

    2,000,000   Orange County, General Obligation School Bonds, Series 1994,             2/04 at 102          AA+          2,049,340
                 5.500%, 2/01/11

    6,250,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996        7/06 at 101 1/2            A          5,766,188
                 (General Obligation Bonds), 5.400%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.4%

    2,500,000   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds            9/07 at 102          AAA          2,274,425
                 (Arena Project), Series 1997, 5.125%, 9/01/19

    6,000,000   City of Charlotte, North Carolina, Refunding Certificates of            12/03 at 102          AAA          5,557,680
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

    2,180,000   The City of Concord, North Carolina, Certificates of Participation,      6/06 at 102          AAA          2,214,597
                 Series 1996A, 6.125%, 6/01/21

    3,970,000   Durham, North Carolina, Certificates of Participation, Water Utility     7/02 at 102           AA          4,233,489
                 Improvements, 6.375%, 7/15/12

      750,000   Johnson County Finance Corporation (North Carolina), Installment         8/09 at 101          AAA            690,315
                 Payment Revenue Bonds (School  and Museum Projects),
                 Series 1999, 5.250%, 8/01/21

    5,000,000   Puerto Rico Highway and Transportation Authority, Highway Revenue    7/06 at 101 1/2            A          4,685,300
                 Bonds, Series Y of 1996, 5.500%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 9.9%

                The Charlotte-Mecklenburg Hospital Authority (North Carolina),
                Health Care System Revenue Bonds, Series 1992:
    1,000,000    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                               1/02 at 102        AA***          1,045,360
    2,940,000    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                               1/02 at 102        AA***          3,102,347

    2,855,000   North Carolina Municipal Power Agency, Number 1 Catawba Electric        No Opt. Call          AAA          3,687,461
                 Revenue Bonds, Series 1980, 10.500%, 1/01/10

    2,400,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue              7/00 at 100         A***          2,430,432
                 Bonds, Series 1990-Q, 6.000%, 7/01/20 (Pre-refunded to 7/01/00)

    2,280,000   Board of Governors of the University of North Carolina,                  2/02 at 102        AA***          2,397,967
                 University of North Carolina Hospitals at Chapel Hill Revenue Bonds,
                 Series 1992, 6.000%, 2/15/24 (Pre-refunded to 2/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.5%

    4,250,000   City of Fayetteville, North Carolina, Public Works Commission            3/03 at 100          AAA          3,853,475
                 Revenue Refunding Bonds, Series 1993, 4.750%, 3/01/14

    5,000,000   North Carolina Eastern Municipal Power Agency, Power System              1/03 at 102          BBB          4,545,500
                 Revenue Bonds, Series 1993-D, 5.600%, 1/01/16

    1,500,000   North Carolina Eastern Municipal Power Agency, Power System          9/03 at 102 1/2          BBB          1,385,250
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

    1,000,000   North Carolina Municipal Power Agency, Number 1 Catawba                  1/03 at 100         BBB+            937,640
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

    4,000,000   North Carolina Municipal Power Agency, Number 1 Catawba                  1/10 at 101         BBB+          3,990,800
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20


                            Portfolio of Investments
                            NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer - 8.0%

$   4,250,000   Metropolitan Sewerage District of Buncombe County (North Carolina),      7/03 at 102          AAA         $4,049,273
                 Sewerage System Revenue Refunding Bonds, Series 1993A,
                 5.500%, 7/01/22

    1,000,000   City of Greensboro, North Carolina, Combined Enterprise System           6/05 at 102          AA-            944,620
                 Revenue Bonds, Series 1995A, 5.375%, 6/01/19

    3,400,000   Orange Water and Sewer Authority (North Carolina), Water and             7/03 at 102           AA          3,205,078
                 Sewer System Revenue and Revenue Refunding Bonds,
                 Series 1993, 5.200%, 7/01/16

    2,180,000   County of Union, North Carolina, Enterprise Systems Revenue              6/06 at 102          AAA          2,086,040
                 Bonds, Series 1996, 5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
$ 135,850,000   Total Investments - (cost $133,343,906) - 102.7%                                                         131,302,877
=============
                Other Assets Less Liabilities - (2.7)%                                                                   (3,440,608)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $127,862,269
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)
                            November 30, 1999
                            (Unaudited)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Basic Materials - 1.7%

$     500,000   Industrial Development Authority of the County of Bedford,               2/08 at 102         Baa2         $  441,335
                 Virginia, Industrial Development Refunding Revenue Bonds
                 (Nekoosa Packaging Corporation), Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax)

    1,000,000   Industrial Development Authority of Goochland County, Virginia,         12/08 at 101         Baa2            889,440
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation), Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax)

    2,000,000   Virginia Small Business Financing Authority, Industrial Development      1/03 at 102          N/R          1,810,960
                 Revenue Bonds (Albion Enterprises, LLC Project), Series 1998A,
                 6.400%, 1/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 6.2%

                Industrial Development Authority of the City of Lynchburg,
                Virginia, Educational Facilities Revenue Bonds (Randolph-Macon
                Women's College), Series 1993:
    2,940,000    5.875%, 9/01/13                                                         9/03 at 102           A-          2,948,203
    3,000,000    5.875%, 9/01/23                                                         9/03 at 102           A-          2,917,410

      500,000   Prince William County Park Authority (Virginia), Park Facilities        10/09 at 101           A3            484,310
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

    3,000,000   Virginia College Building Authority, Educational Facilities Revenue     11/04 at 100           AA          3,082,890
                 Bonds (University of Richmond Project), Series of 1994,
                 5.550%, 11/01/19 (Optional put 11/01/04)

    2,000,000   Virginia College Building Authority, Educational Facilities             No Opt. Call          AAA          1,790,980
                 Revenue Bonds (The Washington and Lee University Project),
                 Series 1998, 5.250%, 1/01/31


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.0%

    4,850,000   Industrial Development Authority of Fairfax County, Virginia,           No Opt. Call           AA          4,231,965
                 Hospital Revenue Refunding Bonds (Inova Health System
                 Hospitals Project), Series 1993A, 5.000%, 8/15/23

    2,440,000   Industrial Development Authority of Fairfax County, Virginia,            8/06 at 102           AA          2,415,698
                 Health Care Revenue Bonds (Inova Health System Project),
                 Series 1996A, 6.000%, 8/15/26
    4,650,000   Industrial Development Authority of the County of Hanover                8/05 at 102          AAA          4,338,171
                 (Virginia), Hospital Revenue Bonds, Series 1995 (Bon Secours
                 Health System Projects), 5.500%, 8/15/25

    1,500,000   Industrial Development Authority of the County of Henrico,              No Opt. Call          AAA          1,581,525
                 Virginia, Health Care Revenue Bonds (Bon Secours Health
                 System Projects), Series 1996, 6.250%, 8/15/20

    5,500,000   Medical College of Virginia Hospitals Authority, General Revenue         7/08 at 102          AAA          4,861,835
                 Bonds, Series 1998, 5.125%, 7/01/23

    2,500,000   Industrial Development Authority of the City of Norfolk (Virginia),     11/04 at 102           AA          2,688,925
                 Hospital Revenue and Refunding Bonds (Sentara Hospitals-Norfolk),
                 Series 1994A, 6.500%, 11/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.2%

      940,000   Industrial Development Authority of Arlington County, Virginia,          7/05 at 102            A            954,391
                 Multifamily Housing Mortgage Revenue Bonds (Arlington Housing
                 Corporation), 1995 Series, 5.700%, 7/01/07

    4,445,000   Hampton Redevelopment and Housing Authority, Multifamily                 7/02 at 104         Baa2          4,689,697
                 Housing Revenue Refunding Bonds,  Series 1994
                 (Chase Hampton II Apartments), 7.000%, 7/01/24
                 (Mandatory put 7/01/04)

    1,495,000   Economic Development Authority of Henrico County, Virginia,              7/09 at 102          AAA          1,439,266
                 Beth Sholom Assisted Living Revenue Bonds, GNMA Mortgage
                 Backed Securities Financing, Series 1999A, 5.900%, 7/20/29

    2,355,000   Suffolk Redevelopment and Housing Authority, Mortgage Revenue            1/01 at 100          AAA          2,365,951
                 Refunding Bonds, Series 1993  (FHA-Insured Mortgage Loan -
                 Wilson Pines Apartments, Section 8 Assisted Project), 6.125%, 1/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.7%

    3,690,000   Virginia Housing Development Authority, Commonwealth                     1/02 at 102          AA+          3,745,018
                 Mortgage Revenue Bonds, 1992 Series B, Subseries B-4,
                 6.550%, 1/01/27 (Alternative Minimum Tax)


                            Portfolio of Investments
                            NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

$   3,240,000   Virginia Housing Development Authority, Commonwealth Mortgage            1/02 at 102          AA+         $3,261,740
                 Bonds, 1992 Series B, Subseries B-5, 6.300%, 1/01/27
                 (Alternative Minimum Tax)

                Virginia Housing Development Authority, Commonwealth Mortgage
                Bonds, 1992 Series B, Subseries B-6:
    4,000,000    6.200%, 7/01/21 (Alternative Minimum Tax)                               1/02 at 102          AA+          4,018,880
    2,945,000    6.250%, 1/01/27 (Alternative Minimum Tax)                               1/02 at 102          AA+

    2,000,000   Virginia Housing Development Authority, Commonwealth Mortgage            1/08 at 102          AA+          1,789,340
                 Bonds, 1996 Series G, Subseries G-1, 5.300%, 1/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.6%

                Industrial Development Authority of the City of Winchester,
                Residential Care Facility, First Mortgage Revenue Bonds
                (Westminster-Canterbury of Winchester Inc.), Series 1998:
    1,350,000    5.750%, 1/01/18                                                         1/03 at 102          N/R          1,197,234
    2,000,000    5.750%, 1/01/27                                                         1/03 at 102          N/R          1,719,600


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.2%

    2,500,000   City of Portsmouth, Virginia, General Obligation Bonds, Public           8/03 at 102          AA-          2,402,550
                 Utility Refunding Bonds,  Series 1993, 5.500%, 8/01/19

    5,700,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996        7/06 at 101 1/2            A          5,258,763
                 (General Obligation Bonds), 5.400%, 7/01/25

    1,700,000   City of Richmond, Virginia, General Obligation Public Improvement        7/03 at 102           AA          1,608,625
                 Bonds, Series 1993B, 5.500%, 7/15/23

    2,000,000   City of Winchester, Virginia, General Obligation Public Improvement      1/04 at 102           AA          2,001,400
                 and Refunding Bonds, Series of 1994, 5.500%, 1/15/14


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 5.3%

                County of Cumberland, Virginia, Certificates of Participation, Series 1997:
    1,075,000    6.200%, 7/15/12                                                        No Opt. Call          N/R          1,059,305
    1,350,000    6.375%, 7/15/17                                                        No Opt. Call          N/R          1,329,534

      500,000   Industrial Development Authority of Dinwiddie County, Virginia,          2/07 at 102          N/R            485,695
                 Lease Revenue Bonds (Dinwiddie County School Facilities Project),
                 Series 1997A, 6.000%, 2/01/18

    1,000,000   Fairfax County Economic Development Authority (Virginia), Parking        9/09 at 102           AA          1,017,190
                 Revenue Bonds (Vienna II Metrorail Station Project), 1999 First Series,
                 6.000%, 9/01/18

    5,000,000   Hampton Roads Regional Jail Authority, Regional Jail Facility            7/06 at 102          AAA          4,720,250
                 Revenue Bonds, Series 1996A, 5.500%, 7/01/24

    1,000,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands  10/10 at 101         BBB-          1,004,800
                 Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.6%

    1,000,000   Capital Region Airport Commission, Richmond (Virginia), International    7/05 at 102          AAA            958,140
                 Airport Projects, Airport Revenue Bonds, Series 1995A, 5.625%, 7/01/25

    1,900,000   Metropolitan Washington Airports Authority, Airport System Revenue      10/02 at 102          AAA          1,987,514
                 Bonds, Series 1992A, 6.625%, 10/01/19 (Alternative Minimum Tax)

    1,400,000   Metropolitan Washington (D.C.) Airports Authority, Airport System       10/07 at 101          AA-          1,293,838
                 Revenue Bonds, Series 1997A, 5.375%, 10/01/23

    6,315,000   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,     7/07 at 101          AAA          5,890,064
                 5.600%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 25.1%

    5,250,000   Chesapeake Bay Bridge and Tunnel District, General Resolution            7/01 at 102          AAA          5,520,270
                 Revenue Bonds, Refunding Series 1991, 6.375%, 7/01/22
                 (Pre-refunded to 7/01/01)

    4,085,000   Fairfax County Water Authority, Water Refunding Revenue Bonds,           4/02 at 100          AAA          4,209,102
                 Series 1992, 5.750%, 4/01/29 (Pre-refunded to 4/01/02)

    3,000,000   Prince William County Park Authority (Virginia), Revenue Bonds,         10/04 at 102      BBB+***          3,328,260
                 Series 1994, 6.875%, 10/15/16 (Pre-refunded to 10/15/04)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   3,500,000   Puerto Rico Highway and Transportation Authority, Highway            7/02 at 101 1/2          AAA         $3,741,885
                 Revenue Bonds (Series T), 6.500%, 7/01/22 (Pre-refunded to 7/01/02)

   10,300,000   Valley Resource Authority of the City of Roanoke, Virginia, Solid        9/02 at 102        A+***         10,831,892
                 Waste System Revenue Bonds, Series 1992, 5.750%, 9/01/12
                 (Pre-refunded to 9/01/02)

    5,000,000   City of Virginia Beach Development Authority (Virginia), Hospital       11/01 at 102        AA***          5,276,650
                 Revenue Bonds (Sentara Bayside Hospital), Series 1991,
                 6.300%, 11/01/21 (Pre-refunded to 11/01/01)

    1,250,000   Virginia College Building Authority, Educational Facilities              1/04 at 102          AAA          1,324,800
                 Revenue Bonds (The Washington and Lee University Project),
                 Series of 1994, 5.800%, 1/01/24 (Pre-refunded to 1/01/04)

    3,955,000   Virginia Resources Authority, Water and Sewer System Revenue            10/07 at 100        AA***          4,137,009
                 Bonds, 1995 Series A (Sussex County Project), 5.600%, 10/01/25
                 (Pre-refunded to 10/01/07)

    7,035,000   Commonwealth Transportation Board, Commonwealth of Virginia,             5/04 at 101        AA***          7,547,992
                 Transportation Revenue Bonds, Series 1995A (Northern Virginia
                 Transportation District Program), 6.250%, 5/15/17
                 (Pre-refunded to 5/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 9.6%

    5,060,000   Halifax County Industrial Development Authority (Old Dominion           12/02 at 102           A+          5,274,342
                 Electric Cooperative), 6.350%, 12/01/07 (Alternative Minimum Tax)

    2,250,000   Industrial Development Authority of the Town of Louisa, Virginia,        1/04 at 102            A          1,977,885
                 Pollution Control Revenue Bonds (Virginia Electric and Power
                 Company Project), Series 1994, 5.450%, 1/01/24

    5,000,000   City of Richmond, Virginia, Public Utility Revenue and Refunding         1/08 at 101           A+          4,344,900
                 Bonds, Series 1998A, 5.125%, 1/15/28

    6,150,000   Southeastern Public Service Authority of Virginia, Senior Revenue        7/03 at 102           A-          5,923,496
                 Bonds, Series 1993 (Regional Solid Waste System),
                 6.000%, 7/01/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 12.4%

    5,880,000   Fairfax County Water Authority, Water Refunding Revenue Bonds,           4/02 at 100           AA          5,729,119
                 Series 1992, 5.750%, 4/01/29

    2,400,000   Henrico County, Virginia, Water and Sewer System Revenue and             5/09 at 102          Aa2          2,075,880
                 Refunding Revenue Bonds, Series 1999, 5.000%, 5/01/28

    1,500,000   Henry County Public Service Authority, Water and Sewer Refunding        11/01 at 101          AAA          1,517,040
                 Revenue Bonds, Series 1991, 6.250%, 11/15/19

                City of Norfolk, Virginia, Water Revenue Bonds, Series 1995:
    6,200,000    5.875%, 11/01/20                                                       11/05 at 102          AAA          6,203,534
    2,365,000    5.900%, 11/01/25                                                       11/05 at 102          AAA          2,352,111

    2,000,000   Rivanna Water and Sewer Authority (Virginia), Regional Water and        10/09 at 101          Aa3          1,876,520
                 Sewer System Revenue Bonds, Series of 1999, 5.625%, 10/01/29

    2,595,000   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage            1/04 at 102          AAA          2,295,951
                 System Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

      500,000   Virginia Resources Authority, Clean Water State Revolving Fund          10/10 at 100          AAA            484,530
                 Revenue Bonds, Series 1999, 5.625%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
$ 182,555,000   Total Investments - (cost $179,189,269) - 98.6%                                                          179,615,119
=============
                Other Assets Less Liabilities - 1.4%                                                                       2,590,401
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $182,205,520
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of Net Assets
November 30, 1999
(Unaudited)
                                                                Georgia             Maryland      North Carolina            Virginia
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market
   value (note 1)                                           $75,048,491         $213,685,221        $131,302,877        $179,615,119
Cash                                                            751,445                   --             755,233             231,133
Receivables:
   Interest                                                   1,518,546            4,512,546           2,574,781           3,206,857
   Investments sold                                                  --               70,000             438,350                  --
Other assets                                                     14,581               18,914              12,289              18,952
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                           77,333,063          218,286,681         135,083,530         183,072,061
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                       --              434,986                  --                  --
Payable for investments purchased                                    --                   --           6,635,237                  --
Accrued expenses:
   Management fees (note 6)                                      41,131              114,856              68,278              96,731
   Other                                                         27,830              140,375              67,838             137,755
Preferred share dividends payable                                15,997               31,903              26,929              26,844
Common share dividends payable                                  250,900              679,669             422,979             605,211
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         335,858            1,401,789           7,221,261             866,541
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                         $76,997,205         $216,884,892        $127,862,269        $182,205,520
====================================================================================================================================
Preferred shares, at liquidation value                      $27,800,000         $ 79,100,000        $ 46,800,000        $ 63,800,000
====================================================================================================================================
Preferred shares outstanding                                      1,112                3,164               1,872               2,552
====================================================================================================================================
Common shares outstanding                                     3,745,536           10,457,312           6,267,326           8,646,371
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided
   by Common shares outstanding)                            $     13.13         $      13.18        $      12.93         $     13.69
====================================================================================================================================


See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 1999
(Unaudited)
                                                                Georgia             Maryland      North Carolina           Virginia
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                   $2,282,346          $ 6,224,867          $3,765,158        $ 5,361,411
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                        255,957              714,125             425,273            601,025
Preferred shares -  auction fees                                 34,845               99,146              58,661             79,969
Preferred shares - dividend disbursing agent fees                 5,014               10,027               5,014             10,027
Shareholders' servicing agent fees and expenses                   4,605               15,823               7,792             14,696
Custodian's fees and expenses                                    17,846               29,162              31,828             26,045
Trustees' fees and expenses (note 6)                                390                1,094                 650                906
Professional fees                                                 8,617                8,822               8,692              8,765
Shareholders' reports -  printing and mailing expenses           15,360               33,967              20,847             28,009
Stock exchange listing fees                                       1,739               12,171               8,116              8,175
Investor relations expense                                        3,559               10,616               6,039              8,854
Other expenses                                                    3,240                5,082               3,933              4,637
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                      351,172              940,035             576,845            791,108
  Custodian fee credit (note 1)                                      --               (2,751)            (11,313)            (2,616)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    351,172              937,284             565,532            788,492
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         1,931,174            5,287,583           3,199,626          4,572,919
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                              (158,282)            (398,090)           (378,058)          (192,041)
Change in net unrealized appreciation
  (depreciation) of investments                              (4,786,429)         (12,612,388)         (7,974,271)       (10,282,169)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                             (4,944,711)         (13,010,478)         (8,352,329)       (10,474,210)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       $(3,013,537)        $ (7,722,895)        $(5,152,703)      $ (5,901,291)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

                                                                        Georgia                                Maryland
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended         Year Ended
                                                               11/30/99              5/31/99            11/30/99            5/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $ 1,931,174          $ 3,779,380         $ 5,287,583       $ 10,401,146
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                              (158,282)             (19,285)           (398,090)           793,902
Change in net unrealized appreciation
  (depreciation) of investments                              (4,786,429)            (519,051)        (12,612,388)        (2,181,086)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        (3,013,537)           3,241,044          (7,722,895)         9,013,962
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                       (1,504,677)          (2,994,577)         (4,075,387)        (8,043,917)
   Preferred shareholders                                      (398,369)            (781,355)         (1,115,461)        (2,336,752)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (1,903,046)          (3,775,932)         (5,190,848)       (10,380,669)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                 92,123              204,645             279,076            698,387
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (4,824,460)            (330,243)        (12,634,667)          (668,320)
Net assets at the beginning of period                        81,821,665           82,151,908         229,519,559        230,187,879
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                             $76,997,205          $81,821,665        $216,884,892       $229,519,559
===================================================================================================================================
Balance of undistributed net investment income
   at the end of period                                     $   212,623          $   184,495        $    480,617       $    383,882
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                    North Carolina                             Virginia
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended         Year Ended
                                                               11/30/99              5/31/99            11/30/99            5/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $ 3,199,626          $ 6,363,441         $ 4,572,919        $ 9,028,147
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                             (378,058)              39,751            (192,041)           292,180
Change in net unrealized appreciation
   (depreciation) of investments                             (7,974,271)          (1,441,296)        (10,282,169)        (1,006,799)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        (5,152,703)           4,961,896          (5,901,291)         8,313,528
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                       (2,518,384)          (4,954,259)         (3,626,667)        (7,077,141)
   Preferred shareholders                                      (740,031)          (1,310,119)           (862,375)        (1,918,811)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (3,258,415)          (6,264,378)         (4,489,042)        (8,995,952)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                 96,761              208,763             428,011            927,907
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (8,314,357)          (1,093,719)         (9,962,322)           245,483
Net assets at the beginning of period                       136,176,626          137,270,345         192,167,842        191,922,359
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $127,862,269         $136,176,626        $182,205,520       $192,167,842
===================================================================================================================================
Balance of undistributed net investment income
   at the end of period                                    $    258,453         $    317,242        $    512,934       $    429,057
===================================================================================================================================


See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen North Carolina Premium Income Municipal Fund (NNC) and Nuveen Virginia Premium Income Municipal Fund (NPV). Maryland, North Carolina and Virginia are traded on the New York Stock Exchange while Georgia is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, North Carolina had an outstanding when-issued purchase commitment of $6,635,237. There were no such outstanding purchase commitments in any of the other funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                            North
                                 Georgia     Maryland     Carolina      Virginia
--------------------------------------------------------------------------------
Number of shares:
   Series T                           --           --           --           832
   Series W                           --        1,404           --            --
   Series TH                       1,112        1,760        1,872         1,720
--------------------------------------------------------------------------------
Total                              1,112        3,164        1,872         2,552
================================================================================


Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                              Georgia                       Maryland
--------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                         11/30/99      5/31/99          11/30/99       5/31/99
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            6,034       12,929            18,846        44,630
==============================================================================================================
                                                          North Carolina                    Virginia
--------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                         11/30/99      5/31/99          11/30/99       5/31/99
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            6,322       13,084            27,223        56,927
==============================================================================================================


3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 23, 1999, to shareholders of record on December 15, 1999, as follows:

                                                              North
                                  Georgia     Maryland     Carolina     Virginia
--------------------------------------------------------------------------------
Dividend per share                 $.0670       $.0650       $.0675       $.0700
================================================================================

(Unaudited)

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 1999, were as follows:

                                                                                      North
                                                           Georgia     Maryland     Carolina     Virginia
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                       $8,887,750  $12,125,770  $19,142,283  $13,049,767
   Short-term municipal securities                              --    5,000,000           --           --
Sales and maturities:
   Long-term municipal securities                       11,406,276   11,071,003   13,532,055   12,275,458
   Short-term municipal securities                              --    5,000,000           --      600,000
=========================================================================================================

At November 30, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                             North
                               Georgia      Maryland      Carolina      Virginia
--------------------------------------------------------------------------------
                           $74,404,664  $215,694,957  $133,343,906  $179,194,378
================================================================================


At May 31, 1999, the Funds' last fiscal year end, the Funds' had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                      North
                                                           Georgia     Maryland     Carolina     Virginia
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                 $       --   $2,202,413   $       --   $  917,970
   2003                                                  1,088,659    1,019,929    2,344,091    1,577,464
   2004                                                  1,842,885    2,660,424    1,137,399    1,579,895
   2005                                                    340,685      454,351      131,993      140,749
---------------------------------------------------------------------------------------------------------
Total                                                   $3,272,229   $6,337,117   $3,613,483   $4,216,078
=========================================================================================================


5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 1999, were as follows:

                                                                                         North
                                                           Georgia      Maryland      Carolina      Virginia
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 2,475,535   $ 3,160,389   $ 1,278,736   $ 4,272,078
   depreciation                                         (1,831,708)   (5,170,125)   (3,319,765)   (3,851,337)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $   643,827   $(2,009,736)  $(2,041,029)  $   420,741
============================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.



7. Composition of Net Assets
At November 30, 1999, net assets consisted of:

                                                                                      North
                                                           Georgia     Maryland     Carolina     Virginia
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $27,800,000 $ 79,100,000 $ 46,800,000 $ 63,800,000
Common shares, $.01 par value per share                     37,455      104,573       62,673       86,464
Paid-in surplus                                         51,775,903  145,944,645   86,773,713  121,795,227
Balance of undistributed net investment income             212,623      480,617      258,453      512,934
Accumulated net realized gain (loss) from
   investment transactions                              (3,472,603)  (6,856,523)  (3,991,541)  (4,414,955)
Net unrealized appreciation (depreciation)
   of investments                                          643,827   (1,888,420)  (2,041,029)     425,850
---------------------------------------------------------------------------------------------------------
Net assets                                             $76,997,205 $216,884,892 $127,862,269 $182,205,520
=========================================================================================================
Authorized shares:
   Common                                                Unlimited    Unlimited    Unlimited    Unlimited
   Preferred                                             Unlimited    Unlimited    Unlimited    Unlimited
=========================================================================================================

         Financial Highlights
         (Unaudited)
         Selected data for a Common share outstanding throughout each year:

                                        Investment Operations
                                  ---------------------------------
                                             Net
                                             Realized/
                      Beginning   Net        Unrealized
                      Net Asset   Investment Investment
                      Value       Income     Gain (Loss)     Total
Georgia
Year Ended 5/31:
        2000 (a)      $14.45      $ .52      $(1.33)         $ (.81)
        1999           14.58       1.01        (.13)            .88
        1998           13.70       1.01         .90            1.91
        1997           13.00       1.01         .69            1.70
        1996           13.35       1.00        (.38)            .62
        1995           12.26        .98        1.09            2.07
Maryland
Year Ended 5/31:
        2000 (a)       14.41        .51       (1.24)           (.73)
        1999           14.54       1.00        (.14)            .86
        1998           13.76        .99         .80            1.79
        1997           13.21       1.00         .55            1.55
        1996           13.36        .99        (.14)            .85
        1995           12.67        .99         .70            1.69
North Carolina
Year Ended 5/31:
        2000 (a)       14.28        .51       (1.34)           (.83)
        1999           14.48       1.02        (.22)            .80
        1998           13.50       1.02        1.00            2.02
        1997           12.77       1.02         .72            1.74
        1996           13.19        .98        (.44)            .54
        1995           12.34        .97         .85            1.82
Virginia
Year Ended 5/31:
        2000 (a)       14.89        .53       (1.21)           (.68)
        1999           14.96       1.05        (.08)            .97
        1998           14.04       1.06         .92            1.98
        1997           13.35       1.06         .68            1.74
        1996           13.61       1.04        (.26)            .78
        1995           12.79       1.04         .84            1.88
                                         Less Distributions
                  --------------------------------------------------------------------
                  Net          Net
                  Investment   Investment        Capital        Capital
                  Income       Income            Gains          Gains
                  To Common    To Preferred      To Common      To Preferred
                  Shareholders Shareholders+     Shareholders   Shareholders+  Total
Georgia
Year Ended 5/31:
        2000 (a)  $(.40)       $(.11)            $--            $--            $ (.51)
        1999       (.80)        (.21)             --             --             (1.01)
        1998       (.79)        (.24)             --             --             (1.03)
        1997       (.77)        (.23)             --             --             (1.00)
        1996       (.73)        (.24)             --             --              (.97)
        1995       (.73)        (.25)             --             --              (.98)
Maryland
Year Ended 5/31:
        2000 (a)   (.39)        (.11)             --             --              (.50)
        1999       (.77)        (.22)             --             --              (.99)
        1998       (.77)        (.24)             --             --             (1.01)
        1997       (.76)        (.24)             --             --             (1.00)
        1996       (.74)        (.26)             --             --             (1.00)
        1995       (.74)        (.26)             --             --             (1.00)
North Carolina
Year Ended 5/31:
        2000 (a)   (.40)        (.12)             --             --              (.52)
        1999       (.79)        (.21)             --             --             (1.00)
        1998       (.79)        (.25)             --             --             (1.04)
        1997       (.77)        (.24)             --             --             (1.01)
        1996       (.70)        (.26)             --             --              (.96)
        1995       (.73)        (.24)             --             --              (.97)
Virginia
Year Ended 5/31:
        2000 (a)   (.42)        (.10)             --             --              (.52)
        1999       (.82)        (.22)             --             --             (1.04)
        1998       (.82)        (.24)             --             --             (1.06)
        1997       (.81)        (.24)             --             --             (1.05)
        1996       (.79)        (.25)             --             --             (1.04)
        1995       (.80)        (.26)             --             --             (1.06)
                                                     Total Returns
                                                 ----------------------
                                                                Based
                  Ending                         Based          on
                  Net          Ending            on             Net
                  Asset        Market            Market         Asset
                  Value        Value             Value**        Value**
Georgia
Year Ended 5/31:
        2000 (a)  $13.13       $13.6250          (13.85)%       (6.40)%
        1999       14.45        16.2500           13.42          4.64
        1998       14.58        15.0625           14.56         12.43
        1997       13.70        13.8750           19.95         11.53
        1996       13.00        12.2500           12.88          2.81
        1995       13.35        11.5000           (3.00)        15.78
Maryland
Year Ended 5/31:
        2000 (a)   13.18        12.8750          (12.54)        (5.87)
        1999       14.41        15.1250            5.47          4.44
        1998       14.54        15.0625           16.54         11.47
        1997       13.76        13.6250           13.07         10.08
        1996       13.21        12.7500           10.22          4.41
        1995       13.36        12.2500            4.36         12.07
North Carolina
Year Ended 5/31:
        2000 (a)   12.93        13.9375           (8.75)        (6.69)
        1999       14.28        15.6875            9.87          4.11
        1998       14.48        15.0000            8.17         13.38
        1997       13.50        14.6250           22.60         12.01
        1996       12.77        12.6250           10.13          2.11
        1995       13.19        12.1250            3.04         13.64
Virginia
Year Ended 5/31:
        2000 (a)   13.69        14.1875           (9.24)        (5.28)
        1999       14.89        16.0625            4.77          5.09
        1998       14.96        16.1250           17.30         12.66
        1997       14.04        14.5000           13.81         11.49
        1996       13.35        13.5000           11.04          3.86
        1995       13.61        12.8750            4.66         13.58
                                           Ratios/Supplemental Data
                  ------------------------------------------------------------------------
                                                     Before Credit
                               -----------------------------------------------------------
                                                 Ratio of Net                 Ratio of Net
                               Ratio of          Investment     Ratio of      Investment
                               Expenses          Income to      Expenses      Income to
                               to Average        Average        to Average    Average
                  Ending       Net Assets        Net Assets     Total         Total
                  Net          Applicable        Applicable     Net Assets    Net Assets
                  Assets       to Common         to Common      Including     Including
                  (000)        Shares++          Shares++       Preferred++   Preferred++
Georgia
Year Ended 5/31:
        2000 (a)  $ 76,997     1.38%*            7.56%*         .89%*         4.89%*
        1999        81,822     1.34              6.87           .89           4.57
        1998        82,152     1.33              7.10           .87           4.66
        1997        78,697     1.40              7.52           .90           4.83
        1996        76,026     1.42              7.53           .91           4.82
        1995        77,334     1.54              8.14           .95           5.01
Maryland
Year Ended 5/31:
        2000 (a)   216,885     1.32*             7.39*          .85*          4.75*
        1999       229,520     1.29              6.78           .85           4.47
        1998       230,188     1.29              6.93           .84           4.52
        1997       221,478     1.32              7.28           .85           4.72
        1996       215,690     1.36              7.33           .87           4.68
        1995       217,162     1.59              8.02           .97           4.92
North Carolina
Year Ended 5/31:
        2000 (a)   127,862     1.37*             7.55*          .88*          4.85*
        1999       136,177     1.30              6.97           .86           4.61
        1998       137,270     1.30              7.17           .85           4.70
        1997       130,929     1.37              7.72           .87           4.92
        1996       126,196     1.38              7.49           .88           4.75
        1995       128,815     1.45              8.09           .89           4.96
Virginia
Year Ended 5/31:
        2000 (a)   182,206     1.29*             7.46*          .85*          4.90*
        1999       192,168     1.26              6.95           .85           4.65
        1998       191,922     1.27              7.20           .84           4.77
        1997       183,097     1.33              7.65           .86           4.95
        1996       176,649     1.35              7.64           .87           4.92
        1995       178,394     1.58              8.25           .98           5.13
                                           Ratios/Supplemental Data
                  ---------------------------------------------------------------------------------
                                                   After Credit***
                  ------------------------------------------------------------------
                                  Ratio of Net                          Ratio of Net
                  Ratio of        Investment       Ratio of             Investment
                  Expenses        Income to        Expenses             Income to
                  to Average      Average          to Average           Average
                  Net Assets      Net Assets       Total                Total
                  Applicable      Applicable       Net Assets           Net Assets        Portfolio
                  to Common       to Common        Including            Including         Turnover
                  Shares++        Shares++         Preferred++          Preferred++       Rate
Georgia
Year Ended 5/31:
        2000 (a)  1.38%*          7.56%*           .89%*                4.89%*            11%
        1999      1.33            6.88             .89                  4.57              14
        1998      1.33            7.10             .87                  4.66              17
        1997      1.40            7.52             .90                  4.83              30
        1996      1.42            7.53             .91                  4.82              14
        1995      1.54            8.14             .95                  5.01              35
Maryland
Year Ended 5/31:
        2000 (a)  1.31*           7.40*            .84*                 4.76*              5
        1999      1.28            6.79             .84                  4.48              16
        1998      1.29            6.93             .84                  4.52               6
        1997      1.32            7.28             .85                  4.72               6
        1996      1.36            7.33             .87                  4.68              18
        1995      1.59            8.02             .97                  4.92              25
North Carolina
Year Ended 5/31:
        2000 (a)  1.34*           7.58*            .86*                 4.87*             10
        1999      1.30            6.97             .86                  4.61               8
        1998      1.30            7.17             .85                  4.70               9
        1997      1.37            7.72             .87                  4.92              19
        1996      1.38            7.49             .88                  4.75              39
        1995      1.45            8.09             .89                  4.96              32
Virginia
Year Ended 5/31:
        2000 (a)  1.29*           7.46*            .85*                 4.90*              7
        1999      1.26            6.95             .84                  4.66               8
        1998      1.27            7.20             .84                  4.77              19
        1997      1.33            7.65             .86                  4.95              16
        1996      1.35            7.64             .87                  4.92              27
        1995      1.58            8.25             .98                  5.13              45


*    Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended November 30, 1999.

Build Your Wealth Automatically


Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended November 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO: NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     FSA-2-11-99